UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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SOTHEBY’S

(Name of the Registrant as Specified in its Charter)

THIRD POINT LLC

THIRD POINT OFFSHORE MASTER FUND L.P.

THIRD POINT ULTRA MASTER FUND L.P.

THIRD POINT PARTNERS L.P.

THIRD POINT PARTNERS QUALIFIED L.P.

THIRD POINT REINSURANCE CO. LTD.

LYXOR/THIRD POINT FUND LIMITED

THIRD POINT ADVISORS LLC

THIRD POINT ADVISORS II LLC

DANIEL S. LOEB

HARRY J. WILSON

OLIVIER REZA

(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

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2014 ANNUAL MEETING OF THE STOCKHOLDERS

OF

SOTHEBY’S

TO BE HELD ON MAY 6, 2014

PROXY STATEMENT

OF

THIRD POINT LLC

THIRD POINT OFFSHORE MASTER FUND L.P.

THIRD POINT ULTRA MASTER FUND L.P.

THIRD POINT PARTNERS L.P.

THIRD POINT PARTNERS QUALIFIED L.P.

THIRD POINT REINSURANCE CO. LTD.

LYXOR/THIRD POINT FUND LIMITED

THIRD POINT ADVISORS LLC

THIRD POINT ADVISORS II LLC

DANIEL S. LOEB

HARRY J. WILSON

OLIVIER REZA

IN OPPOSITION TO THE BOARD OF DIRECTORS OF SOTHEBY’S

PLEASE SIGN, DATE AND MAIL THE ENCLOSED WHITE PROXY CARD TODAY

March 28, 2014

To Our Fellow Sotheby’s Stockholders:

We are furnishing this Proxy Statement to holders of the common stock, par value $0.01 per share (“Common Stock”), of Sotheby’s, a Delaware corporation (the “Company”), in connection with our solicitation of proxies for use at the 2014 Annual Meeting of Stockholders of the Company scheduled to be held on May 6, 2014, at the Company’s offices located at 1334 York Avenue, New York, New York 10021, at 11:00 a.m., Eastern time, and at any and all adjournments or postponements thereof (the “Annual Meeting”).

This solicitation is being conducted by Third Point LLC (“Third Point”), Third Point Offshore Master Fund L.P., Third Point Ultra Master Fund L.P., Third Point Partners L.P., Third Point Partners Qualified L.P., Third Point Reinsurance Co. Ltd., Lyxor/Third Point Fund Limited, Third Point Advisors LLC and Third Point Advisors II LLC (collectively, together with Third Point, the “Third Point Entities”, or “we” or “us”), Daniel S. Loeb, Harry J. Wilson and Olivier Reza. The Third Point Entities, Daniel S. Loeb, Harry J. Wilson and Olivier Reza beneficially own in the aggregate approximately 9.65% of the Common Stock reported by the Company as outstanding as of February 17, 2014. As more fully discussed below, we are soliciting proxies to be used at the Annual Meeting for the election of Mr. Daniel S. Loeb, Mr. Harry J. Wilson and Mr. Olivier Reza as directors of the Company (collectively, the “Third Point Nominees”).

We urge you to elect the Third Point Nominees to the Company’s Board of Directors (the “Board of Directors” or the “Board”) because we believe that election of new members to the Board of Directors would be beneficial to the Company and its stockholders. We believe that the Third Point Nominees will bring to the Board of Directors necessary and valuable experience in corporate restructuring, optimizing capital allocation, cultivating relationships with luxury customers, and unlocking value for stockholders.

Please sign and date the WHITE proxy card supplied by the Third Point Entities and return it in the enclosed postage-paid envelope whether or not you attend the meeting. This Proxy Statement is first being sent or given to stockholders on or about March 28, 2014.

If your shares are held in the name of a brokerage firm, bank or other custodian, only that firm can vote such shares and, with respect to the election of directors, only upon receipt of your specific instruction. Accordingly, we urge you to contact the person responsible for your account and instruct that person to execute the WHITE proxy card on your behalf.

YOUR VOTE IS IMPORTANT. If you agree with the reasons for the Third Point Entities’ solicitation set forth in this Proxy Statement and believe that the election of the Third Point Nominees to the Board of Directors can make a difference, please vote for the election of the Third Point Nominees, no matter how many or how few shares you own.

THE THIRD POINT ENTITIES URGE YOU NOT TO SIGN ANY PROXY CARD THAT IS SENT TO YOU BY THE COMPANY, EVEN AS A FORM OF PROTEST. By executing the WHITE proxy card, you will authorize us to vote FOR the election of the three Third Point Nominees. If you have already signed a green proxy card sent to you by the Company, you may revoke that proxy at any time prior to the time a vote is taken by (i) submitting a duly executed WHITE proxy card bearing a later date to the Secretary of the Company, (ii) filing with the Secretary of the Company a later dated written revocation or (iii) attending and voting at the Annual Meeting in person.

Thank you for your support,

On behalf of the Third Point Entities,

Sincerely,

Daniel S. Loeb

IF YOU HAVE ANY QUESTIONS, REQUIRE ASSISTANCE IN VOTING THE WHITE PROXY CARD, OR NEED ADDITIONAL COPIES OF OUR PROXY MATERIALS, PLEASE CONTACT OUR PROXY SOLICITOR AT THE PHONE NUMBER LISTED BELOW:

Innisfree M&A Incorporated

501 Madison Avenue, 20th Floor

New York, NY 10022

Stockholders call toll-free: (888) 750-5834

Banks and brokers call collect: (212) 750-5833

GENERAL

The Company’s Board of Directors currently comprises one class of directors who are elected annually at each year’s annual meeting of the Company’s stockholders and serve until the next annual meeting following their election or until their successors have been elected and qualified. At the Annual Meeting, twelve directors are to be elected to the Board of Directors to hold office until the Company’s 2015 annual meeting of stockholders or their successors have been elected and qualified.

We are currently seeking your proxy to vote for the election to the Board of Directors of three individuals – Mr. Daniel S. Loeb, Mr. Harry J. Wilson and Mr. Olivier Reza. We are also seeking your proxy to vote for the election of the candidates who have been nominated by the Company other than Robert S. Taubman, Daniel Meyer, and Jessica M. Bibliowicz.

For information concerning voting procedures at the Annual Meeting, see “Voting and Proxy Procedures.”

BACKGROUND OF THIS SOLICITATION

Third Point is a registered investment adviser headquartered in New York with over $14 billion under management. Founded in 1995, Third Point follows an event-driven, value-based approach to investing globally across the capital structure. Third Point’s investment framework identifies mispriced securities and corresponding catalysts that it believes will unlock the company’s latent value.

The Third Point Entities began building their current position in shares of Common Stock in February 2013 and currently own an aggregate of 6,650,000 shares, representing approximately 9.62% of the Common Stock outstanding. We believe that the Third Point Entities collectively are the largest stockholder of the Company.

Third Point initially acquired the shares of Common Stock in the Company for investment purposes. On August 26, 2013, Third Point and Mr. Loeb filed a Schedule 13D disclosing that, as of such date, they beneficially owned 5.7% of the Common Stock outstanding, based on the total number of shares of Common Stock outstanding as reported by the Company as of July 31, 2013.

On October 2, 2013, Mr. Loeb sent a letter to Mr. William F. Ruprecht, Chairman, President and Chief Executive Officer of the Company, expressing concerns about the Company’s operating margins and competitive position relative to Christie’s. Mr. Loeb also highlighted the Company management’s lack of alignment with stockholder interests, noting the Third Point Entities’ stake at the time was nearly ten times the number of fully-vested shares held by the Company’s directors and executive officers. Mr. Loeb offered to “join the Board immediately and to help recruit several new directors who have experience increasing shareholder value, share a passion for art, understand technology and luxury brands, or have operated top-performing sales organizations.”

On October 4, 2013, the Company announced the adoption of a shareholder rights plan (the “Rights Agreement”), commonly referred to as a “poison pill”, in response to the “recent rapid accumulations of significant portions of Sotheby’s outstanding common stock.”

Between October 2013 and February 2014, representatives of the Company and Third Point held a number of in-person and telephonic meetings. Among other things, they discussed Third Point’s ideas about how to increase stockholder value. The Company also shared certain non-public information under the terms of a standard confidentiality agreement. During these discussions, the Company offered to appoint Mr. Loeb to the Board of Directors, which we believe represented both an acknowledgment of Mr. Loeb’s contributions to improving the Company’s value for stockholders over the past six months and their determination that he would be a constructive addition to the Board.

While we welcomed the Company’s endorsement of Mr. Loeb as an appropriate Board member, based on Third Point’s experience a single nominee from an outside stockholder in a boardroom of twelve directors is insufficient to bring about necessary change at the Company. Based on this belief, Third Point consistently adhered to a request for multiple board seats. The Company was always well aware of Third Point’s insistence on multiple seats, and so its offer of a single seat was not, in our opinion, a serious attempt to forge a settlement that would avoid a proxy contest.

On January 29, 2014, the Company announced both a $300 million special dividend payable to stockholders in March and the authorization of a $150 million share repurchase program, with approximately $25 million of shares scheduled for repurchase by the end of 2014. The announcement also stated that the Company intended to return excess capital to stockholders on an annual basis. The Company further noted that it would consider additional debt financing and evaluate its real estate holdings in London and New York. Finally, the Company announced that it would separate capital structure and financial policies for the Agency (Auction and Private Sales) business and Financial Services business.

On February 27, 2014, Third Point Offshore Master Fund L.P., a Third Point Entity that is a record holder of Common Stock, delivered to the Company formal notice of its nomination of the Third Point Nominees for election to the Board at the Annual Meeting.

On March 13, 2014, Third Point sent a letter to the Board requesting that the Board amend the Rights Agreement to provide a limited waiver of the 10% trigger of the poison pill for investors planning to engage in a proxy contest, such that the Third Point Entities would be permitted to acquire shares of Common Stock up to the 20% trigger of the poison pill already permitted for 13G investors, without being deemed an Acquiring Person (as defined in the Rights Agreement) and triggering the poison pill. Third Point requested a response from the Board by March 21, 2014.

On March 21, 2014, the Board rejected Third Point’s request.

On March 25, 2014, Third Point filed a complaint against all of the members of the Board and the Company in the Court of Chancery of the State of Delaware (the “Court of Chancery”) alleging that the members of the Board breached their fiduciary duties by adopting the Rights Agreement and enforcing it against the Third Point Entities. In the Court of Chancery complaint, Third Point requested, among other things, that the Court of Chancery declare the Rights Agreement unenforceable under the circumstances and require the Company to redeem the Rights Agreement in its entirety, or in the alternative, either enjoin the Company and the Board from enforcing the Rights Agreement against the Third Point Entities or order the Company and the Board to amend the Rights Agreement to allow the Third Point Entities to acquire up to 20% of the Company’s outstanding Common Stock without triggering the Rights Agreement. Third Point also filed a motion requesting that the Court of Chancery expedite the case and hold a trial in advance of the May 6, 2014 annual meeting of the Company’s stockholders.

REASONS FOR THIS SOLICITATION

Although we commend the Company for taking some action following our initial Schedule 13D filing, we believe there remains much to be done to enhance the Company’s competitive position, refocus its strategy, and boost stockholder value. As Sotheby’s largest stockholder, we remain firm in our conviction that the Board will benefit greatly from new perspectives and different expertise to move the Company forward. Therefore, we are nominating the Third Point Nominees to the Board.

We believe that the Company’s improvements since our initial Schedule 13D filing, most notably in certain capital allocation practices and the evaluation of the Company’s real estate holdings in London and New York, make the case that the Company and all stockholders will continue to benefit from having an owner’s perspective in the boardroom. While Third Point and Mr. Loeb currently beneficially own almost 10% of the Company’s Common Stock, the Company’s nominees for the Board of Directors, as disclosed in the Company’s Proxy

Statement for the Annual Meeting filed with the Securities and Exchange Commission (the “SEC”) on March 24, 2014 (the “2014 Proxy Statement”), collectively hold less than 1%, with only two of the Company’s nominees to the Board holding above 0.1% of the shares outstanding. We believe that the Board’s refusal to fully embrace its stockholders’ desire for change was revealed by its adoption of a “poison pill” in October. We believe the pill has been put into place solely to entrench the current Board and the Company’s nominees for the Board and is wrongful. As a response to stockholder demands for increased transparency and accountability, the adoption of the pill, in our opinion, demonstrated that the current Board’s paramount interest is in ensuring its members and the Company’s nominees are protected rather than maximizing stockholder value by considering stockholders’ (evidently valid) suggestions for improvement. In our view, no action could have revealed more clearly the need for new blood and fresh views in the boardroom at this critical inflection point for the Company.

We also believe the Company’s directors lack the fresh perspective necessary to overhaul the Company’s challenged operational structure and cure its cultural malaise. Institutional Shareholder Services recently released “QuickScore 2.0” guidelines for optimal board structure, stating that “tenure of more than nine years (can) . . . potentially compromise a director’s independence.” Using this metric, the Company’s current nominees for the Board are weak, with nearly 60% entering their 8th year of service if elected. We note that the new Company nominees were selected by this long-serving Board only after we began pressuring the current directors to improve stockholder value. We believe that these changes came only in response to stockholder pressure and their existence on the slate serves as further evidence that this Company requires a vocal stockholder presence to help move the Company forward.

We contend that the Company’s proposed Board also lacks an expert in the type of fundamental corporate restructuring that the Company must undertake. The tasks that lie ahead for this Board remain formidable – including critical cost-cutting treated to date, in our view, only superficially, and further leveraging of the Company’s brand and market knowledge to capture a greater share of the global art profit pool by refocusing online initiatives, increasing private sales, and taking a larger slice of the contemporary art market. We believe it is a matter of concern to all stockholders that no Board member today possesses a demonstrated track record in this type of restructuring.

Finally, we believe that despite the recent appointment of Domenico De Sole to the Board, all stockholders will benefit from further depth of experience in the Company’s key business building block: luxury customer relationship development.

The Third Point Nominees will, if elected, constitute only a minority of the Board and, even if they were to vote together unanimously, will not be able to adopt single-handedly any measures (including any measures proposed by the Third Point Nominees) without the support of additional members of the Board. We believe, however, that the Third Point Nominees, if elected to the Board, will collectively be in a position to influence the strategic direction of the Company and will bring to the Board of Directors necessary and valuable experience in corporate restructuring, optimizing capital allocation, cultivating relationships with luxury customers, and unlocking value for stockholders. Each of the Third Point Nominees is committed to acting in the best interest of the Company’s stockholders.

The Third Point Nominees recognize fully that as members of the Board they will owe fiduciary duties to all stockholders. Except as set forth in this Proxy Statement, none of the Third Point Nominees has any contract, arrangement or understanding with the Company, and no other direct or indirect financial interest, by security holdings or otherwise, concerning the Company, the disclosure of which is required by Item 5(b)(1) of Schedule 14A.

WE STRONGLY RECOMMEND A VOTE FOR THE ELECTION

OF THE THIRD POINT NOMINEES

MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING

Election of Directors

The Company’s Board of Directors currently consists of twelve directors. Directors hold office until the Company’s next annual meeting following their election or until their successors are elected and qualified, unless prior to that time they have resigned, retired or otherwise left office. At the Annual Meeting, twelve directors are to be elected to the Board of Directors. On February 27, 2014, we gave notice to the Company of our intention to nominate the Third Point Nominees to serve as directors of the Company.

We are seeking your proxy to vote for the election to the Board of Directors of three individuals – Mr. Daniel S. Loeb, Mr. Harry J. Wilson and Mr. Olivier Reza.

Each of the Third Point Nominees has consented to being named a nominee in this Proxy Statement and has confirmed his willingness to serve on the Board of Directors if elected. The Third Point Entities do not expect that any of the Third Point Nominees will be unable to stand for election, but in the event that a vacancy in the slate of Third Point Nominees should occur unexpectedly because any Third Point Nominee is unable to serve on the Board of Directors or for good cause will not serve on the Board of Directors, the shares of Common Stock represented by the WHITE proxy card will be voted for a substitute candidate selected by the Third Point Entities, to the extent this is not prohibited under the Company’s Amended and Restated Bylaws as amended through November 4, 2010 (the “Bylaws”) and applicable law, in each case in light of the specific facts and circumstances surrounding such substitution. Should the Third Point Entities determine that it is necessary to add nominees in accordance with the Bylaws and applicable law, whether because the Company expands the size of the Board of Directors subsequent to the date of this Proxy Statement or for any other reason, the Third Point Entities will supplement this Proxy Statement.

Directors will be elected by a plurality of the votes cast, meaning that the twelve nominees receiving the most votes will be elected. Abstentions and broker non-votes, if any, will have no effect on the result of this vote.

Biographical Information Regarding the Third Point Nominees

The following information concerning the age, principal occupation and business experience during the last five years, and current public directorships of each of the Third Point Nominees has been furnished to the Third Point Entities by the Third Point Nominees.

Name, Age and Business Address	Principal Occupation or Employment During the Last Five Years; Public Company Directorships
Daniel S. Loeb (Age: 52) Business Address: 390 Park Avenue, 18th Floor New York, NY 10022

Daniel S. Loeb is the Chief Executive Officer of Third Point LLC, a New York-based investment management firm he founded in 1995. Third Point employs an event-driven approach to investing in securities across the globe. Immediately before founding Third Point, Mr. Loeb was Vice President of high yield sales at Citigroup. From 1991 to 1993, he was Senior Vice President in the distressed debt department at Jefferies & Co. Mr. Loeb began his career as an Associate in private equity at E.M. Warburg Pincus & Co. in 1984.

From May 2012 until July 2013, Mr. Loeb was a member of the board of directors of Yahoo! Inc. He is a Trustee of the United States Olympic Foundation, Mount Sinai Hospital, the Manhattan Institute, and Prep for Prep. He is the Chairman of the Board of Success Academies Charter Schools. He is also a member of the Council on Foreign Relations and the American Enterprise Institute’s National Council. Mr. Loeb graduated with an A.B. in Economics from Columbia University in 1983.

Mr. Loeb, a leading collector of modern and contemporary art, has been recognized by ARTNews as one of the “200 Top Collectors” each year since 2005. Works from his family collection are frequently included in global museum retrospectives and shows. Mr. Loeb has assembled one of the most extensive collections of work by the artist Martin Kippenberger, many of which were featured in the 2009 exhibition “The Problem Perspective” at the Museum of Modern Art in New York. Mr. Loeb is a Trustee of the Museum of Contemporary Art, Los Angeles.

Over the course of his career, Mr. Loeb has developed an understanding of value creation and the methods by which companies can unlock value for stockholders. As Chief Executive Officer of one of the Company’s largest stockholders, if elected to the Company’s Board of Directors Mr. Loeb would serve as a vocal advocate for owners of the Company. For these reasons, we believe Mr. Loeb is exceptionally well-qualified to serve as a director of the Company.

Name, Age and Business Address	Principal Occupation or Employment During the Last Five Years; Public Company Directorships
Harry J. Wilson (Age: 42) Business Address: 7 Renaissance Square, 3rd Floor White Plains, NY 10601	Harry J. Wilson, a nationally-recognized expert in corporate restructurings and turnarounds and in leading complicated businesses through corporate transitions, has served as the Chairman and Chief Executive Officer of MAEVA Group, LLC (“MAEVA”) since its founding in January 2011. Prior to founding MAEVA, in 2010 Mr. Wilson was the Republican nominee for New York State Comptroller. Mr. Wilson served as a Senior Advisor in the United States Department of the Treasury in 2009. He worked as one of the four leaders of the Auto Task Force, which was responsible for the Treasury’s role in the restructuring of General Motors and Chrysler. From 2003 through 2008, Mr. Wilson worked at credit investment fund Silver Point Capital, finishing his tenure there as a partner. From 1999 until 2003, Mr. Wilson worked at The Blackstone Group, the world’s largest private equity firm. Earlier in his career, Mr. Wilson worked at the private equity firm Clayton, Dubilier & Rice and in the investment banking division of Goldman, Sachs & Co. Mr. Wilson currently serves on the following boards of directors: Visteon Corporation, Youth, INC, a venture philanthropy nonprofit focused on troubled New York City youth, and The Hellenic Initiative. Mr. Wilson served on the Board of Directors of Yahoo! from May 2012 until July 2013 and on the Board of Directors of YRC Worldwide from July 2011 to March 2014. Mr. Wilson graduated with an A.B. in government from Harvard College in 1993 and received an MBA from Harvard Business School in 1999. Throughout his career, Mr. Wilson has worked with companies as an investor, a board member and an advisor, to address capital allocation strategies and to enhance operational efficiencies. This experience includes significant time and effort spent with directors, employees, management teams and investors. For these reasons, we believe Mr. Wilson is exceptionally well-qualified to serve as a director of the Company.

Name, Age and Business Address	Principal Occupation or Employment During the Last Five Years; Public Company Directorships
Olivier Reza (Age: 40) Business Address: 654 Madison Avenue, Suite 1909 New York, NY 10065	Olivier Reza, through Myro Capital L.L.C., is, and has been since 2009, the Chairman of Reza Gem SAS, a private French company that is associated with Alexandre Reza’s jewelry business. Mr. Reza is the Founder and Managing Partner of Myro Capital, LLC, which provides management and financial advisory services to family members and associated entities. The Reza jewelry collection is considered one of the most important collections of rare gems and jewelry in the world. Previously, Mr. Reza served as Managing Director in the Mergers and Acquisitions group at Lazard Freres & Co LLC in New York, where he spent ten years working on transactions in industries ranging from industrial to consumer, retail, distribution, metals and mining, oil and gas, pharmaceuticals and manufacturing. Over the course of his career, Mr. Reza has gained valuable finance and transactional experience and has had the opportunity to manage and lead an international jewelry company, developing expertise in cultivating relationships with luxury customers. Mr. Reza personally has been, and continues to be, a very active art collector. For these reasons, we believe Mr. Reza is exceptionally well-qualified to serve as a director of the Company.

If elected, each Third Point Nominee would receive such directors’ fees as may be payable by the Company in accordance with its practice at the time. Except as described below, there are no understandings or arrangements between the Third Point Nominees or any other person pursuant to which the nominations are to be made by the Third Point Entities. Pursuant to nomination agreements entered into by each of Messrs. Wilson and Reza with Third Point, Third Point will indemnify and hold harmless each such nominee from any and all losses, damages, penalties, judgments, awards, liabilities, costs, expenses and disbursements (including, without limitation, reasonable attorneys’ fees, costs, expenses and disbursements) incurred by such nominee resulting from certain actions, suits or proceedings, based upon or arising from such nominee’s role as a nominee for director of the Company, with certain limited exceptions. Such indemnification provisions of the nominee agreements only cover such nominees’ service as a nominee and not, if elected, as a director of the Company.

Additional information concerning the Third Point Nominees is set forth in Appendix A to this Proxy Statement.

Other Matters Likely to be Considered at the Annual Meeting

Based on information contained in the Company’s 2014 Proxy Statement, it is expected that at the Annual Meeting the stockholders will be asked to approve the appointment of Deloitte & Touche LLP (“D&T”) as the Company’s independent registered public accounting firm for 2014. Per the 2014 Proxy Statement, the Audit Committee of the Board of Directors (the “Audit Committee”) selects the independent registered public accounting firm and, although stockholder approval of the appointment is not required by law and is not binding on the Audit Committee, the Audit Committee and the Board will take the appointment of D&T under advisement if such appointment is not ratified by the affirmative vote of a majority of the votes that could be cast by stockholders present in person or represented by proxy and entitled to vote thereon. An abstention with respect to this proposal will have the effect of a vote “AGAINST” such proposal. Broker non-votes, if any, will have no effect on the results of this vote. We are not making any recommendation on this matter.

Based on information contained in the Company’s 2014 Proxy Statement, it is expected that at the Annual Meeting the stockholders will be asked to vote, on an advisory basis, whether to approve the compensation of the Company’s named executive officers. Per the 2014 Proxy Statement, the approval of this matter on an advisory basis requires the affirmative vote of a majority of the votes that could be cast by stockholders present in person or represented by proxy and entitled to vote thereon. An abstention with respect to this proposal will have the effect of a vote “AGAINST” such proposal. Broker non-votes, if any, will have no effect on the results of this vote. We are not making any recommendation on this matter.

The accompanying WHITE proxy card includes a proposal ratifying the appointment of D&T as the Company’s independent registered public accounting firm for 2014 and a proposal approving, on an advisory basis, the compensation of the Company’s named executive officers; however, the proxy card can only be voted on these proposals if the proposals are actually presented at the Annual Meeting. You may vote for or against, or you may abstain from voting on, these proposals, and the accompanying WHITE proxy card will be voted on these proposals in accordance with your instruction thereon if these proposals are presented at the Annual Meeting. If you do not indicate any voting instruction, you will be deemed to have given a direction to ABSTAIN from voting the shares represented by the WHITE proxy card with respect to the possible ratification of the appointment of the Company’s independent registered public accounting firm and the possible approval, on an advisory basis, of the compensation of the Company’s named executive officers.

Except as set forth in this Proxy Statement, including the possible ratification of the appointment of the Company’s independent registered public accounting firm and the possible approval, on an advisory basis, of the compensation of the Company’s named executive officers, the Third Point Entities are not aware of any other matter to be considered at the Annual Meeting. However, if the Third Point Entities learn of any other proposals made at a reasonable time before the Annual Meeting, the Third Point Entities will either supplement this Proxy Statement and provide stockholders with an opportunity to vote by proxy directly on such matters or will not exercise discretionary authority with respect thereto. If other proposals are made thereafter, the persons named as proxies on the WHITE proxy card solicited by the Third Point Entities will vote such proxies in their discretion.

INFORMATION ABOUT THE THIRD POINT ENTITIES

Daniel S. Loeb is the managing member of Third Point LLC and controls Third Point LLC’s business activities. The principal business of Mr. Loeb is to act as the managing member of Third Point LLC. Third Point LLC is organized as a limited liability company under the laws of the State of Delaware, and its principal business is to serve as investment manager or adviser to a variety of funds and managed accounts (such funds and accounts, the “Funds”), and to control the investing and trading in securities of the Funds. Third Point Partners Qualified L.P. is organized as a limited partnership under the laws of the State of Delaware, and its principal business is to invest and trade in securities. Third Point Partners L.P. is organized as a limited partnership under the laws of the State of Delaware, and its principal business is to invest and trade in securities. Third Point Offshore Master Fund L.P. is organized as an exempted limited partnership under the laws of the Cayman Islands, and its principal business is to invest and trade in securities. Third Point Ultra Master Fund L.P. is organized as an exempted limited partnership under the laws of the Cayman Islands, and its principal business is to invest and trade in securities. Third Point Reinsurance Co. Ltd. is organized as an insurance company under the laws of Bermuda, and its principal business is to provide specialty property and casualty reinsurance. Lyxor/Third Point Fund Limited is organized as a public company with limited liability organized under the laws of Jersey, and its principal business is to invest and trade in securities. Third Point Advisors LLC is organized as a limited liability company under the laws of the State of Delaware, and its principal business is to serve as the general partner of Third Point Partners Qualified L.P. and Third Point Partners L.P. Third Point Advisors II LLC is organized as a limited liability company under the laws of the State of Delaware, and its principal business is to serve as the general partner of Third Point Offshore Master Fund L.P. and Third Point Ultra Master Fund L.P.

The address of the principal business and principal office of Third Point Partners Qualified L.P., Third Point Partners L.P., Third Point Reinsurance Co., Ltd., Third Point Offshore Master Fund L.P., Third Point Ultra Master Fund L.P. and Lyxor/Third Point Fund Limited is c/o Third Point LLC, as investment manager or adviser, 390 Park Avenue, 18th Floor, New York, NY 10022. The address of the principal business and principal office of the other Third Point Entities is 390 Park Avenue, 18th Floor, New York, NY 10022.

The Third Point Entities beneficially own 6,650,000 shares of Common Stock, representing approximately 9.62% of the 69,152,590 shares of Common Stock as reported to be outstanding by the Company as of February 17, 2014.

Additional information concerning transactions in securities of the Company effected during the past two years by the Third Point Entities and the Third Point Nominees is set forth in Appendix B to this Proxy Statement.

SOLICITATION; EXPENSES

Proxies may be solicited by mail, advertisement, telephone, internet, facsimile, other media and personal solicitation by the Third Point Entities and by the Third Point Nominees. No additional compensation will be paid to the Third Point Entities or to the Third Point Nominees for the solicitation of proxies. Banks, brokerage houses and other custodians, nominees and fiduciaries will be requested to forward the Third Point Entities’ solicitation material to their customers for whom they hold shares, and the Third Point Entities will reimburse them for their reasonable out-of-pocket expenses.

The Third Point Entities have retained Innisfree M&A Incorporated (“Innisfree”) to assist in the solicitation of proxies and for related services. The Third Point Entities will pay Innisfree an estimated fee of up to $600,000 and have agreed to reimburse it for certain out-of-pocket fees and expenses. Approximately 45 persons will be used by Innisfree in its solicitation efforts.

The entire expense of preparing, assembling, printing and mailing this Proxy Statement and related materials and the cost of soliciting proxies will be borne by the Third Point Entities. To the extent legally permissible, if successful in the election of one or more of the Third Point Nominees, we currently intend to seek reimbursement from the Company for the costs of this solicitation. We do not currently intend to submit the question of such reimbursement to a vote of the stockholders of the Company.

The Third Point Entities estimate that the total expenditures relating to its proxy solicitation incurred by the Third Point Entities will be approximately $8,000,000, approximately $1,000,000 of which has been incurred to date.

VOTING AND PROXY PROCEDURES

THE THIRD POINT ENTITIES RECOMMEND A VOTE FOR THE ELECTION OF THE THIRD POINT NOMINEES BECAUSE WE BELIEVE THAT THE THIRD POINT NOMINEES WOULD SERVE TO CONTRIBUTE TO THE FURTHER CREATION OF STOCKHOLDER VALUE.

How do I vote by proxy?

If your shares are held in your name, you may vote by proxy as follows:

Vote by Telephone – Please call toll-free from the U.S. or Canada the phone number listed on your proxy card and follow the simple instructions provided. You will be required to provide the unique control number printed on your proxy card.

Vote by Internet – Please access the website linked on your proxy card and follow the simple instructions provided. Please note you must type an “s” after “http”. You will be required to provide the unique control number printed on your proxy card.

You may vote by telephone or Internet 24 hours a day, 7 days a week. Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you had executed a proxy card.

Vote by Mail – If you do not have access to a touch-tone telephone or to the Internet or wish to vote by mail, please sign, date and return the proxy card in the envelope provided, or mail to: Third Point LLC, c/o Innisfree M&A Incorporated, 501 Madison Avenue, 20th Floor, New York, NY 10022.

The telephone and Internet voting procedures use a control number that appears on your WHITE proxy card to authenticate you as a stockholder of record and to allow you to confirm that your voting instructions have been correctly recorded. If you vote by telephone or Internet, you do not need to return the WHITE proxy card.

How do I vote shares that I hold through a broker, bank or other custodian?

If you hold shares through someone else, such as a broker, bank or other custodian, you will receive voting material from that firm. You can complete the WHITE voting form and return it as requested by the firm. If the firm offers Internet or telephone voting, the voting form will contain instructions on how to access and utilize those voting methods. If you hold your shares in a stock brokerage account or by a bank or other custodian, you will not be able to vote in person at the Annual Meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other custodian and present it at the Annual Meeting.

What if I plan to attend the Annual Meeting, should I still submit a WHITE proxy card?

Whether or not you plan to attend the Annual Meeting, we urge you to submit a WHITE proxy card. Returning the enclosed proxy card will not affect your right to attend and vote at the Annual Meeting.

What if I want to revoke my proxy?

Any proxy may be revoked as to all matters covered thereby at any time prior to the time a vote is taken by (i) submitting a duly executed proxy bearing a later date to the Secretary of the Company or submitting a later proxy using the telephone or Internet voting procedures described above, (ii) filing with the Secretary of the Company a later dated written revocation, or (iii) attending and voting at the Annual Meeting in person. Attendance at the Annual Meeting will not in and of itself constitute a revocation. If you hold your shares in a brokerage account or by a bank or other custodian, unless you have obtained a “legal proxy” from your bank, broker or other custodian, you will need to follow the instructions provided by your bank, broker or other custodian to revoke your voting form or submit a new voting form.

What should I do if I receive a proxy card solicited by the Company?

If you submit a proxy to us by signing and returning the enclosed WHITE proxy card, do not sign or return the green proxy card solicited by the Company or follow any voting instructions provided by the Company unless you intend to change your vote, because only your latest-dated proxy will be counted.

If you have already sent a green proxy card to the Company, or voted for its nominees through telephone or Internet voting procedures, you may revoke that vote and provide your support to the Third Point Nominees by signing, dating and returning the enclosed WHITE proxy card or by following the instructions to vote by telephone or Internet described above.

Who can vote?

Holders of Common Stock on March 12, 2014 (the “Record Date”) will be entitled to vote at the Annual Meeting. If you are a stockholder of record on the Record Date, you will retain the voting rights in connection with the Annual Meeting even if you sell such shares after the Record Date. Accordingly, it is important that you vote the shares of Common Stock held by you on the Record Date, or grant a proxy to vote such shares on the WHITE proxy card, even if you sell such shares after such date.

What is the required quorum?

The holders of the number of shares representing a majority of the votes that could be cast by the holders of all outstanding shares of the Company’s capital stock entitled to vote at the Annual Meeting, present in person or by proxy, shall constitute a quorum for the Annual Meeting.

What vote is required to elect the Third Point Nominees?

Based on the Company’s Bylaws, in a contested election where the number of director nominees exceeds the number of directors to be elected, directors are elected by a plurality of the votes cast, meaning that the twelve nominees receiving the most votes would be elected to the Board. Abstentions and broker non-votes, if any, will have no effect on the result of this vote.

What if I vote my shares on the WHITE proxy card, how many nominees will I be voting for?

If you vote on the WHITE proxy card, you will be able to vote for twelve director nominees at the Annual Meeting. With the WHITE proxy card, we are soliciting votes in favor of the three Third Point Nominees and the nine candidates who have been nominated by the Company to serve as directors other than Robert S. Taubman, Daniel Meyer, and Jessica M. Bibliowicz (for whom the Third Point Entities are NOT seeking authority to vote for and WILL NOT exercise any such authority). The Third Point Entities provide no assurance that the Company’s nominees, if elected, will serve with the Third Point Nominees.

INFORMATION ABOUT THE COMPANY

Based upon documents publicly filed by the Company, the mailing address of the principal executive offices of the Company is 1334 York Avenue, New York, NY 10021.

The Company is subject to the periodic reporting requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and, in accordance therewith, is required to file reports, proxy statements and other information with the SEC. Reports, registration statements, proxy statements and other information filed by the Company with the SEC may be inspected at, and copies may be obtained from, the public reference facilities maintained at the SEC at 100 F Street, N.E., Washington, DC 20549. Copies of such material can also be obtained upon written request addressed to the SEC, Public Reference Section, 100 F Street, N.E., Washington, DC 20549, at prescribed rates. You may obtain information on the operation of the SEC’s Public Reference Room by calling the SEC at (800) SEC-0330. The SEC also maintains a web site on the Internet (http://www.sec.gov) where reports, proxy and information statements and other information regarding issuers and others that file electronically with the SEC may be obtained free of charge.

The Third Point Entities have omitted from this Proxy Statement certain disclosure required by applicable law to be included in the Company’s proxy statement, in reliance on Rule 14a-5(c) of the Exchange Act. Such disclosure includes Item 1 of Schedule 14A (date, time and place of the Annual Meeting), Item 5 of Schedule 14A (interest of certain persons in matters to be acted upon, other than the Third Point Nominees and Third Point Entities), Item 6 of Schedule 14A (voting securities and principal holders thereof, other than the Third Point Nominees and Third Point Entities), Item 7 of Schedule 14A (directors and executive officers, other than the Third Point Nominees), Item 8 of Schedule 14A (compensation of directors and executive officers), Item 9 of Schedule 14A (independent public accountants), information concerning the proposal regarding the possible approval, on an advisory basis, of the compensation of the Company’s named executive officers, the date by which proposals of stockholders intended to be presented at the 2015 annual meeting of stockholders of the Company must be received by the Company in order to be included in the Company’s proxy materials for that meeting and the date after which stockholder proposals for the 2015 annual meeting of stockholders of the Company will be considered untimely. Please refer to the Company’s proxy statement for such information. Except as otherwise noted herein, the information in this Proxy Statement concerning the Company has been taken from or is based upon documents and records on file with the SEC and other publicly available information. Although the Third Point Entities do not have any knowledge indicating that any statement contained herein is untrue, we do not take any responsibility, except to the extent imposed by law, for the accuracy or completeness of statements taken from public documents and records that were not prepared by or on behalf of the Third Point Entities, or for any failure by the Company to disclose events that may affect the significance or accuracy of such information.

FORWARD LOOKING STATEMENTS

This Proxy Statement may include forward-looking statements that reflect the Third Point Entities’ current views with respect to future events. Statements that include the words “expect,” “intend,” “plan,” “believe,” “project,” “anticipate,” “will,” “may,” “would” or similar words are often used to identify forward-looking statements. All forward-looking statements address matters that involve risks and uncertainties, many of which are beyond our control. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in such statements and, therefore, you should not place undue reliance on any such statements. Any forward-looking statements made in this Proxy Statement are qualified in their entirety by these cautionary statements, and there can be no assurance that the actual results or developments anticipated by the Third Point Entities will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, the Company or its business, operations or financial condition. Except to the extent required by applicable law, the Third Point Entities undertake no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.

OTHER MATTERS

Except as set forth in this Proxy Statement, including the possible ratification of the appointment of the Company’s independent registered public accounting firm and the possible approval, on an advisory basis, of the compensation of the Company’s named executive officers, the Third Point Entities are not aware of any other matter to be considered at the Annual Meeting. However, if the Third Point Entities learn of any other proposals made at a reasonable time before the Annual Meeting, the Third Point Entities will either supplement this Proxy Statement and provide stockholders with an opportunity to vote by proxy directly on such matter or will not exercise discretionary authority with respect thereto. If other proposals are made thereafter, the persons named as proxies on the WHITE proxy card solicited by the Third Point Entities will vote such proxies in their discretion on such matters.

Third Point LLC

Third Point Offshore Master Fund L.P.

Third Point Ultra Master Fund L.P.

Third Point Partners L.P.

Third Point Partners Qualified L.P.

Third Point Reinsurance Co. Ltd.

Lyxor/Third Point Fund Limited

Third Point Advisors LLC

Third Point Advisors II LLC

Daniel S. Loeb

Harry J. Wilson

Olivier Reza

March 28, 2014

Appendix A

INFORMATION CONCERNING PARTICIPANTS AND THEIR ASSOCIATES IN THE PROXY SOLICITATION

The following sets forth the names and the number of shares of Common Stock of the Company beneficially owned (as determined in accordance with Rule 13d-3 under the Exchange Act) as of 4:00 pm, Eastern time, on March 27, 2014 by each of (i) the Third Point Entities, (ii) the Third Point Nominees and (iii) their associates:

Name	Number of Shares of Common Stock of the Company Beneficially Owned	Percent of Common Stock of the Company(1)
Third Point LLC (2)	6,650,000	9.62%
Third Point Offshore Master Fund L.P. (“Offshore Master Fund L.P.”)	2,760,500	3.99%
Third Point Ultra Master Fund L.P. (“Ultra Master Fund L.P.”)	1,801,700	2.61%
Third Point Partners L.P. (“Partners L.P.”)	178,600	0.26%
Third Point Partners Qualified L.P. (“Partners Qualified L.P.”)	1,103,200	1.60%
Third Point Reinsurance Co. Ltd. (“TP Reinsurance Co. Ltd.”)	684,400	0.99%
Lyxor/Third Point Fund Limited (“Lyxor”)	121,600	0.18%
Third Point Advisors LLC (3)	1,281,800	1.85%
Third Point Advisors II LLC (4)	4,562,200	6.60%
Daniel S. Loeb (5)	6,650,000	9.62%
Harry J. Wilson	15,000	0.02%
Olivier Reza	10,000	0.01%

(1)	All percentages are based on the 69,152,590 shares of Common Stock outstanding as of February 17, 2014, as reported in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013.
(2)	Third Point LLC is the investment manager or adviser to the Funds, which include Third Point Offshore Master Fund L.P., Third Point Ultra Master Fund L.P., Third Point Partners L.P., Third Point Partners Qualified L.P., Third Point Reinsurance Co. Ltd. and Lyxor/Third Point Fund Limited, and as such may be deemed the beneficial owner of the shares held for their account.
(3)	Third Point Advisors LLC is the general partner of Third Point Partners Qualified L.P. and Third Point Partners L.P., and as such may be deemed the beneficial owner of the shares held for their account.
(4)	Third Point Advisors II LLC is the general partner of Third Point Offshore Master Fund L.P. and Third Point Ultra Master Fund L.P., and as such may be deemed the beneficial owner of the shares held for their account.
(5)	Mr. Loeb is the managing member of Third Point LLC and controls Third Point LLC’s business activities. Third Point LLC is the investment manager or adviser to the Funds. As such, Mr. Loeb may be deemed the beneficial owner of the shares held for the account of the Funds.

In the past, Mr. Reza and members of his immediate family have engaged, in the ordinary course of their businesses, in transactions with the Company, personally or through associated entities, and have advised those persons on the buy and sell side of transactions that the Company has brokered, and in which the Company has received a commission for its services. In the fiscal year ended December 31, 2013, Reza Gem SAS also organized an exhibition with the Company and entered into customary expense-sharing and fee referral arrangements in connection therewith.

From time to time, the Third Point Nominees and members of their immediate families may have purchased or sold property through the Company at public auction or in private transactions in the ordinary course of business. In addition, the Company may have engaged in various business transactions in the ordinary course of business with and made charitable contributions to museums and other arts organizations for which the Third Point Nominees may serve as trustees or directors.

Except as set forth in this Proxy Statement, including in the Appendices hereto, to the best knowledge of the Third Point Entities, none of the Third Point Entities, any of the persons participating in this solicitation on behalf of the Third Point Entities, any of the Third Point Nominees nor any associate of any of the foregoing persons (i) owns beneficially, directly or indirectly, or has the right to acquire, any securities of the Company or any parent or subsidiary of the Company, (ii) owns any securities of the Company of record but not beneficially, (iii) has purchased or sold any securities of the Company within the past two years, (iv) has incurred indebtedness for the purpose of acquiring or holding securities of the Company, (v) is or has been a party to any contract, arrangement or understanding with respect to any securities of the Company within the past year, (vi) has been indebted to the Company or any of its subsidiaries since the beginning of the Company’s last fiscal year, (vii) has any arrangement or understanding with respect to future employment by the Company or with respect to any future transactions to which the Company or any of its affiliates will be or may be a party or (viii) has engaged in or had a direct or indirect interest in any transaction, or series of similar transactions, since the beginning of the Company’s last fiscal year, or any currently proposed transaction, or series of similar transactions, to which the Company or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $120,000. In addition, except as set forth in this Proxy Statement or in the Appendices hereto, to the best knowledge of the Third Point Entities, none of the Third Point Entities, any of the persons participating in this solicitation on behalf of the Third Point Entities, any of the Third Point Nominees, nor any associate of any of the foregoing persons has had or is deemed to have a direct or indirect material interest in any transaction with the Company since the beginning of the Company’s last fiscal year, or in any proposed transaction, to which the Company or any of its affiliates was or is a party.

The Third Point Entities and their associates and affiliates may effect purchases of shares of Common Stock through margin accounts maintained for them with brokers, which extend margin credit as and when required to open or carry positions in their margin accounts, subject to applicable federal margin regulations, stock exchange rules and such firms’ credit policies. Positions in shares of Common Stock may be held in margin accounts and may be pledged as collateral security for the repayment of debit balances in such accounts. Such margin accounts may from time to time have debit balances. In addition, since other securities may be held in such margin accounts, it may not be possible to determine the amounts, if any, of margin used to purchase shares of Common Stock.

None of the corporations or organizations in which any of the Third Point Nominees has conducted his principal occupation or employment was a parent, subsidiary or other affiliate of the Company, and none of the Third Point Nominees holds any position or office with the Company, has any family relationship with any executive officer or director of the Company or each other, or has been involved in any legal proceedings of the type required to be disclosed by the rules governing this solicitation.

Except as set forth in this Proxy Statement, including in the Appendices hereto, to the knowledge of the Third Point Nominees, there are no material proceedings to which any Third Point Nominee, or any of their associates, is a party adverse to the Company or any of its subsidiaries, or in which either of the Third Point Nominees or any of their associates has a material interest adverse to the Company or any of its subsidiaries.

During the past ten years, none of the Third Point Nominees was involved in any event that would be required to be disclosed under Item 401(f) of Regulation S-K, promulgated by the SEC under the Exchange Act.

No Third Point Nominee or Third Point Entity has failed to file reports related to the Company that are required by Section 16(a) of the Exchange Act.

To the best knowledge of the Third Point Entities, the Third Point Entities believe that each of the Third Point Nominees are independent under the applicable New York Stock Exchange corporate governance rules.

Appendix B

COMMON STOCK TRANSACTIONS IN SOTHEBY’S

The following table sets forth information with respect to all purchases and sales of Common Stock by the Third Point Entities and their associates, affiliates and the Third Point Nominees during the past two years (amounts in parentheses indicate a sale of shares):

Fund	Trade Date	Buy/Seller	Trade Quantity
Partners Qualified L.P.	2/13/2013	B - Buy	43,500
Partners Qualified L.P.	2/13/2013	B - Buy	8,700
Partners Qualified L.P.	2/13/2013	B - Buy	900
Partners Qualified L.P.	2/21/2013	B - Buy	8,800
Partners Qualified L.P.	2/21/2013	B - Buy	800
Partners Qualified L.P.	2/21/2013	B - Buy	6,900
Partners Qualified L.P.	2/22/2013	B - Buy	8,900
Partners Qualified L.P.	2/22/2013	B - Buy	8,700
Partners Qualified L.P.	3/28/2013	B - Buy	1,800 *
Partners Qualified L.P.	4/3/2013	S - Sell	(17,700)
Partners Qualified L.P.	4/3/2013	S - Sell	(8,900)
Partners Qualified L.P.	4/3/2013	S - Sell	(4,400)
Partners Qualified L.P.	4/3/2013	S - Sell	(17,900)
Partners Qualified L.P.	4/4/2013	S - Sell	(4,400)
Partners Qualified L.P.	4/4/2013	S - Sell	(35,700)
Partners Qualified L.P.	6/4/2013	B - Buy	35,100
Partners Qualified L.P.	6/4/2013	B - Buy	31,700
Partners Qualified L.P.	6/5/2013	B - Buy	8,700
Partners Qualified L.P.	6/5/2013	B - Buy	16,400
Partners Qualified L.P.	6/5/2013	B - Buy	33,800
Partners Qualified L.P.	6/6/2013	B - Buy	9,100
Partners Qualified L.P.	6/6/2013	B - Buy	4,400
Partners Qualified L.P.	6/6/2013	B - Buy	21,700
Partners Qualified L.P.	6/7/2013	B - Buy	13,000
Partners Qualified L.P.	6/7/2013	B - Buy	52,200
Partners Qualified L.P.	6/10/2013	B - Buy	17,300
Partners Qualified L.P.	6/10/2013	B - Buy	30,800
Partners Qualified L.P.	6/11/2013	B - Buy	34,200
Partners Qualified L.P.	6/13/2013	B - Buy	4,800
Partners Qualified L.P.	6/13/2013	B - Buy	4,400
Partners Qualified L.P.	6/17/2013	B - Buy	8,700
Partners Qualified L.P.	6/17/2013	B - Buy	4,300
Partners Qualified L.P.	6/17/2013	B - Buy	8,700
Partners Qualified L.P.	6/18/2013	B - Buy	4,200
Partners Qualified L.P.	6/18/2013	B - Buy	4,400
Partners Qualified L.P.	6/20/2013	B - Buy	17,300
Partners Qualified L.P.	6/21/2013	B - Buy	26,900
Partners Qualified L.P.	6/25/2013	B - Buy	4,100
Partners Qualified L.P.	6/25/2013	B - Buy	9,600
Partners Qualified L.P.	6/25/2013	B - Buy	8,700
Partners Qualified L.P.	6/26/2013	B - Buy	8,500

*	Rebalance trade

Fund	Trade Date	Buy/Seller	Trade Quantity
Partners Qualified L.P.	6/26/2013	B - Buy	4,300
Partners Qualified L.P.	6/26/2013	B - Buy	8,700
Partners Qualified L.P.	7/8/2013	B - Buy	14,600
Partners Qualified L.P.	7/9/2013	B - Buy	8,500
Partners Qualified L.P.	7/10/2013	B - Buy	12,000
Partners Qualified L.P.	7/10/2013	B - Buy	2,800
Partners Qualified L.P.	7/11/2013	B - Buy	9,300
Partners Qualified L.P.	7/12/2013	B - Buy	4,100
Partners Qualified L.P.	7/15/2013	B - Buy	4,600
Partners Qualified L.P.	7/16/2013	B - Buy	9,000
Partners Qualified L.P.	7/17/2013	B - Buy	1,400
Partners Qualified L.P.	7/23/2013	B - Buy	19,300
Partners Qualified L.P.	7/30/2013	B - Buy	18,600
Partners Qualified L.P.	7/31/2013	B - Buy	1,200
Partners Qualified L.P.	8/2/2013	B - Buy	7,400
Partners Qualified L.P.	8/2/2013	B - Buy	7,000
Partners Qualified L.P.	8/6/2013	B - Buy	34,400
Partners Qualified L.P.	8/15/2013	B - Buy	29,900
Partners Qualified L.P.	8/15/2013	S - Sell	(14,400	)*
Partners Qualified L.P.	8/16/2013	B - Buy	71,400
Partners Qualified L.P.	8/19/2013	B - Buy	14,700
Partners Qualified L.P.	8/21/2013	S - Sell	(87,000)
Partners Qualified L.P.	8/21/2013	B - Buy	278,800
Partners Qualified L.P.	8/21/2013	S - Sell	(12,800)
Partners Qualified L.P.	8/22/2013	B - Buy	37,900
Partners Qualified L.P.	8/22/2013	B - Buy	9,400
Partners Qualified L.P.	8/22/2013	S - Sell	(84,100)
Partners Qualified L.P.	8/23/2013	B - Buy	2,100
Partners Qualified L.P.	9/30/2013	B - Buy	36,200
Partners Qualified L.P.	9/30/2013	B - Buy	107,300
Partners Qualified L.P.	9/30/2013	B - Buy	85,200
Partners Qualified L.P.	9/30/2013	B - Buy	4,000
Partners Qualified L.P.	10/1/2013	B - Buy	100
Partners Qualified L.P.	10/31/2013	B - Buy	2,300	*
Partners Qualified L.P.	12/17/2013	S - Sell	(15,400	)*
Partners Qualified L.P.	1/2/2014	B - Buy	6,500	*
Partners Qualified L.P.	2/26/2014	B - Buy	24,200
Partners Qualified L.P.	2/27/2014	B - Buy	16,700
Partners L.P.	2/13/2013	B – Buy	7,100
Partners L.P.	2/13/2013	B – Buy	1,400
Partners L.P.	2/13/2013	B – Buy	200
Partners L.P.	2/21/2013	B – Buy	1,400
Partners L.P.	2/21/2013	B – Buy	200
Partners L.P.	2/21/2013	B – Buy	1,200
Partners L.P.	2/22/2013	B – Buy	1,300
Partners L.P.	2/22/2013	B – Buy	1,500
Partners L.P.	3/28/2013	S – Sell	(700	)*
Partners L.P.	4/3/2013	S – Sell	(2,700)
Partners L.P.	4/3/2013	S – Sell	(1,400)

*	Rebalance trade

Fund	Trade Date	Buy/Seller	Trade Quantity
Partners L.P.	4/3/2013	S – Sell	(600)
Partners L.P.	4/3/2013	S – Sell	(2,800)
Partners L.P.	4/4/2013	S - Sell	(600)
Partners L.P.	4/4/2013	S - Sell	(5,500)
Partners L.P.	6/4/2013	B - Buy	5,400
Partners L.P.	6/4/2013	B - Buy	4,900
Partners L.P.	6/5/2013	B - Buy	1,300
Partners L.P.	6/5/2013	B - Buy	2,600
Partners L.P.	6/5/2013	B - Buy	5,200
Partners L.P.	6/6/2013	B - Buy	1,400
Partners L.P.	6/6/2013	B - Buy	700
Partners L.P.	6/6/2013	B - Buy	3,400
Partners L.P.	6/7/2013	B - Buy	2,000
Partners L.P.	6/7/2013	B - Buy	8,100
Partners L.P.	6/10/2013	B - Buy	2,700
Partners L.P.	6/10/2013	B - Buy	4,700
Partners L.P.	6/11/2013	B - Buy	5,300
Partners L.P.	6/13/2013	B - Buy	700
Partners L.P.	6/13/2013	B - Buy	700
Partners L.P.	6/17/2013	B - Buy	1,300
Partners L.P.	6/17/2013	B - Buy	700
Partners L.P.	6/17/2013	B - Buy	1,400
Partners L.P.	6/18/2013	B - Buy	600
Partners L.P.	6/18/2013	B - Buy	700
Partners L.P.	6/20/2013	B - Buy	2,700
Partners L.P.	6/21/2013	B - Buy	2,600
Partners L.P.	6/25/2013	B - Buy	600
Partners L.P.	6/25/2013	B - Buy	1,500
Partners L.P.	6/25/2013	B - Buy	1,300
Partners L.P.	6/26/2013	B - Buy	1,300
Partners L.P.	6/26/2013	B - Buy	700
Partners L.P.	6/26/2013	B - Buy	1,300
Partners L.P.	7/8/2013	B - Buy	2,100
Partners L.P.	7/9/2013	B - Buy	1,400
Partners L.P.	7/10/2013	B - Buy	1,800
Partners L.P.	7/10/2013	B - Buy	400
Partners L.P.	7/11/2013	B - Buy	1,400
Partners L.P.	7/12/2013	B - Buy	600
Partners L.P.	7/15/2013	B - Buy	700
Partners L.P.	7/16/2013	B - Buy	1,400
Partners L.P.	7/17/2013	B - Buy	200
Partners L.P.	7/23/2013	B - Buy	2,800
Partners L.P.	7/30/2013	B - Buy	1,800
Partners L.P.	7/31/2013	B - Buy	200
Partners L.P.	8/2/2013	B - Buy	1,200
Partners L.P.	8/2/2013	B - Buy	1,000
Partners L.P.	8/6/2013	B - Buy	5,200
Partners L.P.	8/15/2013	B - Buy	4,400
Partners L.P.	8/15/2013	S - Sell	(2,100)*

*	Rebalance trade

Fund	Trade Date	Buy/Seller	Trade Quantity
Partners L.P.	8/16/2013	B - Buy	10,600
Partners L.P.	8/19/2013	B - Buy	2,200
Partners L.P.	8/21/2013	S - Sell	(12,900)
Partners L.P.	8/21/2013	B - Buy	41,500
Partners L.P.	8/21/2013	S - Sell	(1,900)
Partners L.P.	8/22/2013	B - Buy	5,600
Partners L.P.	8/22/2013	B - Buy	1,400
Partners L.P.	8/22/2013	S - Sell	(12,500)
Partners L.P.	8/23/2013	B - Buy	300
Partners L.P.	9/30/2013	B - Buy	8,600
Partners L.P.	9/30/2013	B - Buy	16,400
Partners L.P.	9/30/2013	B - Buy	13,100
Partners L.P.	9/30/2013	B - Buy	800
Partners L.P.	10/31/2013	B - Buy	400 *
Partners L.P.	12/17/2013	B - Buy	100 *
Partners L.P.	1/2/2014	B - Buy	7,000 *
Partners L.P.	2/26/2014	B - Buy	4,900
Partners L.P.	2/27/2014	B - Buy	2,700
Offshore Master Fund L.P.	2/13/2013	B - Buy	115,400
Offshore Master Fund L.P.	2/13/2013	B - Buy	23,000
Offshore Master Fund L.P.	2/13/2013	B - Buy	2,200
Offshore Master Fund L.P.	2/21/2013	B - Buy	23,200
Offshore Master Fund L.P.	2/21/2013	B - Buy	2,300
Offshore Master Fund L.P.	2/21/2013	B - Buy	18,400
Offshore Master Fund L.P.	2/22/2013	B - Buy	23,300
Offshore Master Fund L.P.	2/22/2013	B - Buy	23,000
Offshore Master Fund L.P.	3/28/2013	B - Buy	1,900 *
Offshore Master Fund L.P.	4/3/2013	S - Sell	(47,300)
Offshore Master Fund L.P.	4/3/2013	S - Sell	(23,200)
Offshore Master Fund L.P.	4/3/2013	S - Sell	(11,600)
Offshore Master Fund L.P.	4/3/2013	S - Sell	(46,200)
Offshore Master Fund L.P.	4/4/2013	S - Sell	(11,700)
Offshore Master Fund L.P.	4/4/2013	S - Sell	(92,700)
Offshore Master Fund L.P.	6/4/2013	B - Buy	93,100
Offshore Master Fund L.P.	6/4/2013	B - Buy	84,200
Offshore Master Fund L.P.	6/5/2013	B - Buy	23,100
Offshore Master Fund L.P.	6/5/2013	B - Buy	43,320
Offshore Master Fund L.P.	6/5/2013	B - Buy	90,030
Offshore Master Fund L.P.	6/6/2013	B - Buy	24,050
Offshore Master Fund L.P.	6/6/2013	B - Buy	11,500
Offshore Master Fund L.P.	6/6/2013	B - Buy	57,700
Offshore Master Fund L.P.	6/7/2013	B - Buy	34,900
Offshore Master Fund L.P.	6/7/2013	B - Buy	138,500
Offshore Master Fund L.P.	6/10/2013	B - Buy	45,600
Offshore Master Fund L.P.	6/10/2013	B - Buy	81,700
Offshore Master Fund L.P.	6/11/2013	B - Buy	90,900
Offshore Master Fund L.P.	6/13/2013	B - Buy	12,700
Offshore Master Fund L.P.	6/13/2013	B - Buy	11,500
Offshore Master Fund L.P.	6/17/2013	B - Buy	23,400

*	Rebalance trade

Fund	Trade Date	Buy/Seller	Trade Quantity
Offshore Master Fund L.P.	6/17/2013	B - Buy	11,500
Offshore Master Fund L.P.	6/17/2013	B - Buy	23,000
Offshore Master Fund L.P.	6/18/2013	B - Buy	11,400
Offshore Master Fund L.P.	6/18/2013	B - Buy	11,400
Offshore Master Fund L.P.	6/20/2013	B - Buy	46,000
Offshore Master Fund L.P.	6/21/2013	B - Buy	71,000
Offshore Master Fund L.P.	6/25/2013	B - Buy	11,000
Offshore Master Fund L.P.	6/25/2013	B - Buy	25,400
Offshore Master Fund L.P.	6/25/2013	B - Buy	23,200
Offshore Master Fund L.P.	6/26/2013	B - Buy	22,400
Offshore Master Fund L.P.	6/26/2013	B - Buy	11,600
Offshore Master Fund L.P.	6/26/2013	B - Buy	23,100
Offshore Master Fund L.P.	7/8/2013	B - Buy	31,600
Offshore Master Fund L.P.	7/9/2013	B - Buy	22,900
Offshore Master Fund L.P.	7/10/2013	B - Buy	31,700
Offshore Master Fund L.P.	7/10/2013	B - Buy	7,300
Offshore Master Fund L.P.	7/11/2013	B - Buy	24,600
Offshore Master Fund L.P.	7/12/2013	B - Buy	11,300
Offshore Master Fund L.P.	7/15/2013	B - Buy	12,200
Offshore Master Fund L.P.	7/16/2013	B - Buy	24,100
Offshore Master Fund L.P.	7/17/2013	B - Buy	3,300
Offshore Master Fund L.P.	7/23/2013	B - Buy	50,700
Offshore Master Fund L.P.	7/30/2013	B - Buy	46,300
Offshore Master Fund L.P.	7/31/2013	B - Buy	4,400
Offshore Master Fund L.P.	8/2/2013	B - Buy	18,500
Offshore Master Fund L.P.	8/2/2013	B - Buy	18,300
Offshore Master Fund L.P.	8/6/2013	B - Buy	91,200
Offshore Master Fund L.P.	8/15/2013	S - Sell	(37,800	)*
Offshore Master Fund L.P.	8/21/2013	S - Sell	(229,500)
Offshore Master Fund L.P.	8/21/2013	S - Sell	(83,600)
Offshore Master Fund L.P.	9/30/2013	B - Buy	466,500
Offshore Master Fund L.P.	9/30/2013	B - Buy	284,200
Offshore Master Fund L.P.	9/30/2013	B - Buy	225,600
Offshore Master Fund L.P.	9/30/2013	B - Buy	451,100
Offshore Master Fund L.P.	10/1/2013	B - Buy	199,700
Offshore Master Fund L.P.	10/31/2013	B - Buy	8,400	*
Offshore Master Fund L.P.	12/17/2013	S - Sell	(37,300	)*
Offshore Master Fund L.P.	1/2/2014	S - Sell	(140,100	)*
Offshore Master Fund L.P.	2/26/2014	B - Buy	55,900
Offshore Master Fund L.P.	2/27/2014	B - Buy	41,800
Ultra Master Fund L.P.	2/13/2013	B - Buy	55,900
Ultra Master Fund L.P.	2/13/2013	B - Buy	11,200
Ultra Master Fund L.P.	2/13/2013	B - Buy	1,100
Ultra Master Fund L.P.	2/21/2013	B - Buy	11,000
Ultra Master Fund L.P.	2/21/2013	B - Buy	1,100
Ultra Master Fund L.P.	2/21/2013	B - Buy	8,900
Ultra Master Fund L.P.	2/22/2013	B - Buy	10,900
Ultra Master Fund L.P.	2/22/2013	B - Buy	11,100
Ultra Master Fund L.P.	3/28/2013	B - Buy	1,600	*

*	Rebalance trade

Fund	Trade Date	Buy/Seller	Trade Quantity
Ultra Master Fund L.P.	4/3/2013	S - Sell	(22,200)
Ultra Master Fund L.P.	4/3/2013	S - Sell	(11,300)
Ultra Master Fund L.P.	4/3/2013	S - Sell	(5,700)
Ultra Master Fund L.P.	4/3/2013	S - Sell	(22,600)
Ultra Master Fund L.P.	4/4/2013	S - Sell	(5,800)
Ultra Master Fund L.P.	4/4/2013	S -Sell	(45,200)
Ultra Master Fund L.P.	6/4/2013	B - Buy	45,300
Ultra Master Fund L.P.	6/4/2013	B - Buy	41,000
Ultra Master Fund L.P.	6/5/2013	B - Buy	11,700
Ultra Master Fund L.P.	6/5/2013	B - Buy	22,000
Ultra Master Fund L.P.	6/5/2013	B - Buy	45,500
Ultra Master Fund L.P.	6/6/2013	B - Buy	14,600
Ultra Master Fund L.P.	6/6/2013	B - Buy	5,800
Ultra Master Fund L.P.	6/6/2013	B - Buy	29,000
Ultra Master Fund L.P.	6/7/2013	B - Buy	17,200
Ultra Master Fund L.P.	6/7/2013	B - Buy	69,600
Ultra Master Fund L.P.	6/10/2013	B - Buy	24,000
Ultra Master Fund L.P.	6/10/2013	B - Buy	41,200
Ultra Master Fund L.P.	6/11/2013	B - Buy	47,200
Ultra Master Fund L.P.	6/13/2013	B - Buy	3,800
Ultra Master Fund L.P.	6/13/2013	B - Buy	5,800
Ultra Master Fund L.P.	6/17/2013	B - Buy	11,200
Ultra Master Fund L.P.	6/17/2013	B - Buy	5,800
Ultra Master Fund L.P.	6/17/2013	B - Buy	11,600
Ultra Master Fund L.P.	6/18/2013	B - Buy	6,400
Ultra Master Fund L.P.	6/18/2013	B - Buy	5,800
Ultra Master Fund L.P.	6/20/2013	B - Buy	23,700
Ultra Master Fund L.P.	6/21/2013	B - Buy	33,000
Ultra Master Fund L.P.	6/25/2013	B - Buy	1,700
Ultra Master Fund L.P.	6/25/2013	B - Buy	12,700
Ultra Master Fund L.P.	6/25/2013	B - Buy	11,500
Ultra Master Fund L.P.	6/26/2013	B - Buy	13,000
Ultra Master Fund L.P.	6/26/2013	B - Buy	5,800
Ultra Master Fund L.P.	6/26/2013	B - Buy	11,600
Ultra Master Fund L.P.	7/8/2013	B - Buy	30,200
Ultra Master Fund L.P.	7/9/2013	B - Buy	11,600
Ultra Master Fund L.P.	7/10/2013	B - Buy	3,400
Ultra Master Fund L.P.	7/10/2013	B - Buy	3,600
Ultra Master Fund L.P.	7/11/2013	B - Buy	11,600
Ultra Master Fund L.P.	7/12/2013	B - Buy	6,200
Ultra Master Fund L.P.	7/15/2013	B - Buy	6,800
Ultra Master Fund L.P.	7/16/2013	B - Buy	12,300
Ultra Master Fund L.P.	7/17/2013	B - Buy	600
Ultra Master Fund L.P.	7/23/2013	B - Buy	29,800
Ultra Master Fund L.P.	7/30/2013	B - Buy	21,700
Ultra Master Fund L.P.	7/31/2013	B - Buy	3,400
Ultra Master Fund L.P.	8/2/2013	B - Buy	18,900
Ultra Master Fund L.P.	8/2/2013	B - Buy	9,300
Ultra Master Fund L.P.	8/6/2013	B - Buy	47,500

*	Rebalance trade

Fund	Trade Date	Buy/Seller	Trade Quantity
Ultra Master Fund L.P.	8/15/2013	B - Buy	40,000
Ultra Master Fund L.P.	8/15/2013	S - Sell	(19,100)*
Ultra Master Fund L.P.	8/16/2013	B - Buy	91,300
Ultra Master Fund L.P.	8/19/2013	B - Buy	19,600
Ultra Master Fund L.P.	8/21/2013	S - Sell	(118,400)
Ultra Master Fund L.P.	8/21/2013	B - Buy	371,800
Ultra Master Fund L.P.	8/21/2013	S - Sell	(17,100)
Ultra Master Fund L.P.	8/22/2013	B - Buy	35,000
Ultra Master Fund L.P.	8/22/2013	B - Buy	12,500
Ultra Master Fund L.P.	8/22/2013	S - Sell	(111,200)
Ultra Master Fund L.P.	8/23/2013	B - Buy	5,600
Ultra Master Fund L.P.	9/30/2013	B - Buy	57,900
Ultra Master Fund L.P.	9/30/2013	B - Buy	147,700
Ultra Master Fund L.P.	9/30/2013	B - Buy	117,200
Ultra Master Fund L.P.	9/30/2013	B - Buy	43,500
Ultra Master Fund L.P.	10/1/2013	B - Buy	100
Ultra Master Fund L.P.	10/31/2013	B - Buy	27,200 *
Ultra Master Fund L.P.	12/17/2013	B - Buy	82,100 *
Ultra Master Fund L.P.	1/2/2014	B - Buy	101,300 *
Ultra Master Fund L.P.	2/26/2014	B - Buy	93,100
Ultra Master Fund L.P.	2/27/2014	B - Buy	27,200
TP Reinsurance Co. Ltd.	2/13/2013	B - Buy	19,800
TP Reinsurance Co. Ltd.	2/13/2013	B - Buy	4,000
TP Reinsurance Co. Ltd.	2/13/2013	B - Buy	400
TP Reinsurance Co. Ltd.	2/21/2013	B - Buy	3,900
TP Reinsurance Co. Ltd.	2/21/2013	B - Buy	400
TP Reinsurance Co. Ltd.	2/21/2013	B - Buy	3,200
TP Reinsurance Co. Ltd.	2/22/2013	B - Buy	4,000
TP Reinsurance Co. Ltd.	2/22/2013	B - Buy	4,000
TP Reinsurance Co. Ltd.	3/28/2013	S - Sell	(3,100)*
TP Reinsurance Co. Ltd.	4/3/2013	S - Sell	(7,000)
TP Reinsurance Co. Ltd.	4/3/2013	S - Sell	(3,700)
TP Reinsurance Co. Ltd.	4/3/2013	S - Sell	(1,900)
TP Reinsurance Co. Ltd.	4/3/2013	S - Sell	(7,400)
TP Reinsurance Co. Ltd.	4/4/2013	S - Sell	(1,800)
TP Reinsurance Co. Ltd.	4/4/2013	S - Sell	(14,800)
TP Reinsurance Co. Ltd.	6/4/2013	B - Buy	14,800
TP Reinsurance Co. Ltd.	6/4/2013	B - Buy	13,400
TP Reinsurance Co. Ltd.	6/5/2013	B - Buy	3,700
TP Reinsurance Co. Ltd.	6/5/2013	B - Buy	7,000
TP Reinsurance Co. Ltd.	6/5/2013	B - Buy	14,300
TP Reinsurance Co. Ltd.	6/6/2013	B - Buy	3,800
TP Reinsurance Co. Ltd.	6/6/2013	B - Buy	1,800
TP Reinsurance Co. Ltd.	6/6/2013	B - Buy	9,200
TP Reinsurance Co. Ltd.	6/7/2013	B - Buy	5,500
TP Reinsurance Co. Ltd.	6/7/2013	B - Buy	22,100
TP Reinsurance Co. Ltd.	6/10/2013	B - Buy	7,300
TP Reinsurance Co. Ltd.	6/10/2013	B - Buy	13,000
TP Reinsurance Co. Ltd.	6/11/2013	B - Buy	14,400

*	Rebalance trade

Fund	Trade Date	Buy/Seller	Trade Quantity
TP Reinsurance Co. Ltd.	6/13/2013	B - Buy	2,000
TP Reinsurance Co. Ltd.	6/13/2013	B - Buy	1,800
TP Reinsurance Co. Ltd.	6/17/2013	B - Buy	3,700
TP Reinsurance Co. Ltd.	6/17/2013	B - Buy	1,900
TP Reinsurance Co. Ltd.	6/17/2013	B - Buy	3,700
TP Reinsurance Co. Ltd.	6/18/2013	B - Buy	1,700
TP Reinsurance Co. Ltd.	6/18/2013	B - Buy	1,900
TP Reinsurance Co. Ltd.	6/20/2013	B - Buy	7,300
TP Reinsurance Co. Ltd.	6/21/2013	B - Buy	11,300
TP Reinsurance Co. Ltd.	6/25/2013	B - Buy	1,700
TP Reinsurance Co. Ltd.	6/25/2013	B - Buy	4,100
TP Reinsurance Co. Ltd.	6/25/2013	B - Buy	3,700
TP Reinsurance Co. Ltd.	6/26/2013	B - Buy	3,600
TP Reinsurance Co. Ltd.	6/26/2013	B - Buy	1,800
TP Reinsurance Co. Ltd.	6/26/2013	B - Buy	3,700
TP Reinsurance Co. Ltd.	7/8/2013	B - Buy	19,200
TP Reinsurance Co. Ltd.	7/9/2013	B - Buy	3,900
TP Reinsurance Co. Ltd.	7/10/2013	B - Buy	5,400
TP Reinsurance Co. Ltd.	7/10/2013	B - Buy	1,200
TP Reinsurance Co. Ltd.	7/11/2013	B - Buy	4,200
TP Reinsurance Co. Ltd.	7/12/2013	B - Buy	1,900
TP Reinsurance Co. Ltd.	7/15/2013	B - Buy	2,100
TP Reinsurance Co. Ltd.	7/16/2013	B - Buy	4,100
TP Reinsurance Co. Ltd.	7/17/2013	B - Buy	600
TP Reinsurance Co. Ltd.	7/23/2013	B - Buy	8,500
TP Reinsurance Co. Ltd.	7/30/2013	B - Buy	8,000
TP Reinsurance Co. Ltd.	7/31/2013	B - Buy	600
TP Reinsurance Co. Ltd.	8/2/2013	B - Buy	2,900
TP Reinsurance Co. Ltd.	8/2/2013	B - Buy	3,200
TP Reinsurance Co. Ltd.	8/6/2013	B - Buy	15,500
TP Reinsurance Co. Ltd.	8/15/2013	B - Buy	16,300
TP Reinsurance Co. Ltd.	8/15/2013	B - Buy	64,800	*
TP Reinsurance Co. Ltd.	8/16/2013	B - Buy	39,700
TP Reinsurance Co. Ltd.	8/19/2013	B - Buy	7,900
TP Reinsurance Co. Ltd.	8/21/2013	S - Sell	(36,400)
TP Reinsurance Co. Ltd.	8/21/2013	B - Buy	156,100
TP Reinsurance Co. Ltd.	8/21/2013	S - Sell	(7,200)
TP Reinsurance Co. Ltd.	8/22/2013	B - Buy	21,100
TP Reinsurance Co. Ltd.	8/22/2013	B - Buy	5,300
TP Reinsurance Co. Ltd.	8/22/2013	S - Sell	(47,100)
TP Reinsurance Co. Ltd.	8/23/2013	B - Buy	1,300
TP Reinsurance Co. Ltd.	9/30/2013	B - Buy	19,200
TP Reinsurance Co. Ltd.	9/30/2013	B - Buy	62,000
TP Reinsurance Co. Ltd.	9/30/2013	B - Buy	49,100
TP Reinsurance Co. Ltd.	10/31/2013	B - Buy	9,200	*
TP Reinsurance Co. Ltd.	12/17/2013	S - Sell	(100	)*
TP Reinsurance Co. Ltd.	1/2/2014	B - Buy	25,400	*
TP Reinsurance Co. Ltd.	2/26/2014	B - Buy	21,900
TP Reinsurance Co. Ltd.	2/27/2014	B - Buy	10,400

*	Rebalance trade

Fund	Trade Date	Buy/Seller	Trade Quantity
Lyxor	2/13/2013	B - Buy	4,900
Lyxor	2/13/2013	B - Buy	1,000
Lyxor	2/13/2013	B - Buy	100
Lyxor	2/21/2013	B - Buy	1,000
Lyxor	2/21/2013	B - Buy	100
Lyxor	2/21/2013	B - Buy	800
Lyxor	2/22/2013	B - Buy	1,000
Lyxor	2/22/2013	B - Buy	1,000
Lyxor	3/28/2013	S - Sell	(800)*
Lyxor	4/3/2013	S - Sell	(1,900)
Lyxor	4/3/2013	S - Sell	(900)
Lyxor	4/3/2013	S - Sell	(500)
Lyxor	4/3/2013	S - Sell	(1,800)
Lyxor	4/4/2013	S - Sell	(400)
Lyxor	4/4/2013	S - Sell	(3,600)
Lyxor	6/4/2013	B - Buy	4,000
Lyxor	6/4/2013	B - Buy	3,500
Lyxor	6/5/2013	B - Buy	1,000
Lyxor	6/5/2013	B - Buy	1,900
Lyxor	6/5/2013	B - Buy	3,800
Lyxor	6/6/2013	B - Buy	1,000
Lyxor	6/6/2013	B - Buy	500
Lyxor	6/6/2013	B - Buy	2,500
Lyxor	6/7/2013	B - Buy	1,500
Lyxor	6/7/2013	B - Buy	5,900
Lyxor	6/10/2013	B - Buy	1,900
Lyxor	6/10/2013	B - Buy	3,500
Lyxor	6/11/2013	B - Buy	3,700
Lyxor	6/13/2013	B - Buy	600
Lyxor	6/13/2013	B - Buy	500
Lyxor	6/17/2013	B - Buy	1,100
Lyxor	6/17/2013	B - Buy	500
Lyxor	6/17/2013	B - Buy	1,000
Lyxor	6/18/2013	B - Buy	400
Lyxor	6/18/2013	B - Buy	500
Lyxor	6/20/2013	B - Buy	1,900
Lyxor	6/21/2013	B - Buy	3,000
Lyxor	6/25/2013	B - Buy	600
Lyxor	6/25/2013	B - Buy	1,000
Lyxor	6/25/2013	B - Buy	1,000
Lyxor	6/26/2013	B - Buy	900
Lyxor	6/26/2013	B - Buy	500
Lyxor	6/26/2013	B - Buy	1,000
Lyxor	7/8/2013	B - Buy	1,600
Lyxor	7/9/2013	B - Buy	1,100
Lyxor	7/10/2013	B - Buy	1,200
Lyxor	7/10/2013	B - Buy	300
Lyxor	7/11/2013	B - Buy	1,200
Lyxor	7/12/2013	B - Buy	500

*	Rebalance trade

Fund	Trade Date	Buy/Seller	Trade Quantity
Lyxor	7/15/2013	B - Buy	400
Lyxor	7/16/2013	B - Buy	1,000
Lyxor	7/17/2013	B - Buy	200
Lyxor	7/23/2013	B - Buy	1,900
Lyxor	7/30/2013	B - Buy	2,100
Lyxor	7/31/2013	B - Buy	100
Lyxor	8/2/2013	B - Buy	700
Lyxor	8/2/2013	B - Buy	800
Lyxor	8/6/2013	B - Buy	3,900
Lyxor	8/15/2013	B - Buy	3,400
Lyxor	8/15/2013	S - Sell	(1,600)*
Lyxor	8/16/2013	B - Buy	7,900
Lyxor	8/19/2013	B - Buy	1,500
Lyxor	8/21/2013	S - Sell	(9,700)
Lyxor	8/21/2013	B - Buy	31,200
Lyxor	8/21/2013	S - Sell	(1,500)
Lyxor	8/22/2013	B - Buy	4,300
Lyxor	8/22/2013	B - Buy	1,000
Lyxor	8/22/2013	S - Sell	(9,400)
Lyxor	8/23/2013	B - Buy	400
Lyxor	9/30/2013	B - Buy	6,600
Lyxor	9/30/2013	B - Buy	12,400
Lyxor	9/30/2013	B - Buy	9,800
Lyxor	9/30/2013	B - Buy	600
Lyxor	10/31/2013	S - Sell	(100)*
Lyxor	12/17/2013	S - Sell	(2,500)*
Lyxor	1/2/2014	S - Sell	(100)*
Lyxor	2/27/2014	B - Buy	1,200
dbX-Risk Arbitrage 11 Fund (“DBxMarkets”)	2/13/2013	B - Buy	3,400
DBxMarkets	2/13/2013	B - Buy	700
DBxMarkets	2/13/2013	B - Buy	100
DBxMarkets	2/21/2013	B - Buy	700
DBxMarkets	2/21/2013	B - Buy	100
DBxMarkets	2/21/2013	B - Buy	600
DBxMarkets	2/22/2013	B - Buy	600
DBxMarkets	2/22/2013	B - Buy	700
DBxMarkets	3/28/2013	S - Sell	(700)*
DBxMarkets	4/3/2013	S - Sell	(1,200)
DBxMarkets	4/3/2013	S - Sell	(600)
DBxMarkets	4/3/2013	S - Sell	(300)
DBxMarkets	4/3/2013	S - Sell	(1,300)
DBxMarkets	4/4/2013	S - Sell	(300)
DBxMarkets	4/4/2013	S - Sell	(2,500)
DBxMarkets	6/4/2013	B - Buy	2,300
DBxMarkets	6/4/2013	B - Buy	2,100
DBxMarkets	6/5/2013	B - Buy	500
DBxMarkets	6/5/2013	B - Buy	1,100
DBxMarkets	6/5/2013	B - Buy	2,300

*	Rebalance trade

Fund	Trade Date	Buy/Seller	Trade Quantity
DBxMarkets	6/6/2013	B - Buy	1,000
DBxMarkets	6/6/2013	B - Buy	300
DBxMarkets	6/6/2013	B - Buy	1,500
DBxMarkets	6/7/2013	B - Buy	900
DBxMarkets	6/7/2013	B - Buy	3,600
DBxMarkets	6/10/2013	B - Buy	1,200
DBxMarkets	6/10/2013	B - Buy	2,100
DBxMarkets	6/11/2013	B - Buy	2,300
DBxMarkets	6/13/2013	B - Buy	400
DBxMarkets	6/13/2013	B - Buy	300
DBxMarkets	6/17/2013	B - Buy	600
DBxMarkets	6/17/2013	B - Buy	300
DBxMarkets	6/17/2013	B - Buy	600
DBxMarkets	6/18/2013	B - Buy	300
DBxMarkets	6/18/2013	B - Buy	300
DBxMarkets	6/20/2013	B - Buy	1,100
DBxMarkets	6/21/2013	B - Buy	2,200
DBxMarkets	6/25/2013	B - Buy	300
DBxMarkets	6/25/2013	B - Buy	700
DBxMarkets	6/25/2013	B - Buy	600
DBxMarkets	6/26/2013	B - Buy	300
DBxMarkets	6/26/2013	B - Buy	300
DBxMarkets	6/26/2013	B - Buy	600
DBxMarkets	7/8/2013	B - Buy	700
DBxMarkets	7/9/2013	B - Buy	600
DBxMarkets	7/10/2013	B - Buy	700
DBxMarkets	7/10/2013	B - Buy	100
DBxMarkets	7/11/2013	B - Buy	800
DBxMarkets	7/12/2013	B - Buy	400
DBxMarkets	7/15/2013	B - Buy	200
DBxMarkets	7/16/2013	B - Buy	600
DBxMarkets	7/17/2013	B - Buy	200
DBxMarkets	7/23/2013	B - Buy	1,000
DBxMarkets	7/30/2013	B - Buy	1,500
DBxMarkets	7/31/2013	B - Buy	100
DBxMarkets	8/2/2013	B - Buy	400
DBxMarkets	8/2/2013	B - Buy	400
DBxMarkets	8/6/2013	B - Buy	2,300
DBxMarkets	8/15/2013	B - Buy	6,000
DBxMarkets	8/15/2013	B - Buy	10,200 *
DBxMarkets	8/16/2013	B - Buy	4,100
DBxMarkets	8/19/2013	B - Buy	4,100
DBxMarkets	8/21/2013	S - Sell	(6,100)
DBxMarkets	8/21/2013	B - Buy	20,600
DBxMarkets	8/21/2013	S - Sell	(900)
DBxMarkets	8/22/2013	B - Buy	1,100
DBxMarkets	8/22/2013	B - Buy	600
DBxMarkets	8/22/2013	S - Sell	(5,700)
DBxMarkets	8/23/2013	B - Buy	100

*	Rebalance trade

Fund	Trade Date	Buy/Seller	Trade Quantity
DBxMarkets	10/1/2013	B - Buy	100
DBxMarkets	10/31/2013	S - Sell	(47,400	)*
DBxMarkets	12/17/2013	S - Sell	(26,900	)*
Harry J. Wilson	3/11/2014	B - Buy	5,000
Harry J. Wilson	3/12/2014	B - Buy	5,000
Harry J. Wilson	3/13/2014	B - Buy	5,000
Olivier Reza	3/12/2014	B - Buy	2,000
Olivier Reza	3/13/2014	B - Buy	2,000
Olivier Reza	3/17/2014	B - Buy	6,000

*	Rebalance trade

OPTIONS TRANSACTIONS IN SECURITIES OF SOTHEBY’S

The following tables set forth information with respect to transactions of the Funds in over-the-counter and exchange-traded put and call options respecting shares of Common Stock. The “Price” column indicates the exercise price for a particular option exercise transaction.

The following table sets forth information with respect to transactions of the Funds in exchange-traded American-style call options, expiring May 2013 and with a $40.00 strike price, respecting shares of Common Stock of the Company:

Fund	Action	Quantity	Price	Trade Date
Partners Qualified L.P.	SS - Sell Short	(872)	$1.21	3/19/2013
Partners Qualified L.P.	BC - Buy Cover	872	$0.50	4/3/2013
Partners L.P.	SS - Sell Short	(143)	$1.21	3/19/2013
Partners L.P.	BC - Buy Cover	143	$0.50	4/3/2013
Offshore Master Fund L.P.	SS - Sell Short	(2,308)	$1.21	3/19/2013
Offshore Master Fund L.P.	BC - Buy Cover	2,308	$0.50	4/3/2013
Ultra Master Fund L.P.	SS - Sell Short	(1,112)	$1.21	3/19/2013
Ultra Master Fund L.P.	BC - Buy Cover	1,112	$0.50	4/3/2013
TP Reinsurance Co. Ltd.	SS - Sell Short	(397)	$1.21	3/19/2013
TP Reinsurance Co. Ltd.	BC - Buy Cover	397	$0.50	4/3/2013
Lyxor	SS - Sell Short	(99)	$1.21	3/19/2013
Lyxor	BC - Buy Cover	99	$0.50	4/3/2013
DBxMarkets	SS - Sell Short	(69)	$1.21	3/19/2013
DBxMarkets	BC - Buy Cover	69	$0.50	4/3/2013

The following table sets forth information with respect to transactions of the Funds in exchange-traded American-style put options, expiring August 2013 and with a $40.00 strike price, respecting shares of Common Stock of the Company:

Fund	Action	Quantity	Price	Trade Date
Lyxor	SS - Sell Short	(100)	$1.79	7/8/2013
Lyxor	SS - Sell Short	(99)	$1.30	7/11/2013
Lyxor	SS - Sell Short	(100)	$1.20	7/12/2013
Lyxor	BC - Buy Cover	299	$—	8/19/2013
DBxMarkets	SS - Sell Short	(60)	$1.79	7/8/2013
DBxMarkets	SS - Sell Short	(61)	$1.30	7/11/2013
DBxMarkets	SS - Sell Short	(60)	$1.20	7/12/2013
DBxMarkets	BC - Buy Cover	181	$—	8/19/2013

The following table sets forth information with respect to transactions of the Funds in over-the-counter American-style put options, expiring August 2013 and with a $40.00 strike price, respecting shares of Common Stock of the Company:

Fund	Action	Quantity	Price	Trade Date
Partners Qualified L.P.	SS - Sell Short	(866)	$1.72	7/8/2013
Partners Qualified L.P.	SS - Sell Short	(875)	$1.20	7/11/2013
Partners Qualified L.P.	SS - Sell Short	(868)	$1.10	7/12/2013
Partners Qualified L.P.	BC - Buy Cover	2,609	$—	8/19/2013
Partners L.P.	SS - Sell Short	(131)	$1.72	7/8/2013
Partners L.P.	SS - Sell Short	(131)	$1.20	7/11/2013
Partners L.P.	SS - Sell Short	(132)	$1.10	7/12/2013
Partners L.P.	BC - Buy Cover	394	$—	8/19/2013
Offshore Master Fund L.P.	SS - Sell Short	(2,284)	$1.72	7/8/2013
Offshore Master Fund L.P.	SS - Sell Short	(2,309)	$1.20	7/11/2013
Offshore Master Fund L.P.	SS - Sell Short	(2,297)	$1.10	7/12/2013
Offshore Master Fund L.P.	BC - Buy Cover	6,890	$—	8/19/2013
Ultra Master Fund L.P.	SS - Sell Short	(1,168)	$1.72	7/8/2013
Ultra Master Fund L.P.	SS - Sell Short	(1,130)	$1.20	7/11/2013
Ultra Master Fund L.P.	SS - Sell Short	(1,151)	$1.10	7/12/2013
Ultra Master Fund L.P.	BC - Buy Cover	3,449	$—	8/19/2013
TP Reinsurance Co. Ltd.	SS - Sell Short	(391)	$1.72	7/8/2013
TP Reinsurance Co. Ltd.	SS - Sell Short	(395)	$1.20	7/11/2013
TP Reinsurance Co. Ltd.	SS - Sell Short	(392)	$1.10	7/12/2013
TP Reinsurance Co. Ltd.	BC - Buy Cover	1,178	$—	8/19/2013

The following table sets forth information with respect to transactions of the Funds in over-the-counter American-style call options, expiring August 2013 and with a $45.00 strike price, respecting shares of Common Stock of the Company:

Fund	Action	Quantity	Price	Trade Date
Partners Qualified L.P.	B - Buy	352	$0.99	8/14/2013
Partners Qualified L.P.	S - Sell	(352)	$0.99	8/16/2013	*
Partners L.P.	B - Buy	52	$0.99	8/14/2013
Partners L.P.	S - Sell	(52)	$0.99	8/16/2013	*
Offshore Master Fund L.P.	B - Buy	927	$0.99	8/14/2013
Offshore Master Fund L.P.	S - Sell	(927)	$0.99	8/16/2013	*
Ultra Master Fund L.P.	B - Buy	472	$0.99	8/14/2013
Ultra Master Fund L.P.	S - Sell	(472)	$0.99	8/16/2013	*
TP Reinsurance Co. Ltd.	B - Buy	158	$0.99	8/14/2013
TP Reinsurance Co. Ltd.	S - Sell	(158)	$0.99	8/16/2013	*
Lyxor	B - Buy	39	$0.99	8/14/2013
Lyxor	S - Sell	(39)	$0.99	8/16/2013	*

*	Options were exercised

The following table sets forth information with respect to transactions of the Funds in exchange-traded American-style put options, expiring September 2013 and with a $45.00 strike price, respecting shares of Common Stock of the Company:

Fund	Action	Quantity	Price	Trade Date
Partners Qualified L.P.	SS - Sell Short	(101)	$1.90	8/13/2013
Partners Qualified L.P.	BC - Buy Cover	101	$1.90	8/13/2013
Partners L.P.	SS - Sell Short	(15)	$1.90	8/13/2013
Partners L.P.	BC - Buy Cover	15	$1.90	8/13/2013
Ultra Master Fund L.P.	SS - Sell Short	(136)	$1.90	8/13/2013
Ultra Master Fund L.P.	BC - Buy Cover	136	$1.90	8/13/2013
TP Reinsurance Co. Ltd.	SS - Sell Short	(45)	$1.90	8/13/2013
TP Reinsurance Co. Ltd.	BC - Buy Cover	45	$1.90	8/13/2013
Lyxor	SS - Sell Short	(11)	$1.90	8/13/2013
Lyxor	BC - Buy Cover	11	$1.90	8/13/2013
Lyxor	SS - Sell Short	(217)	$1.46	8/21/2013
Lyxor	BC - Buy Cover	217	$0.20	9/9/2013
DBxMarkets	SS - Sell Short	(7)	$1.90	8/13/2013
DBxMarkets	BC - Buy Cover	7	$1.90	8/13/2013
DBxMarkets	SS - Sell Short	(133)	$1.46	8/21/2013
DBxMarkets	BC - Buy Cover	133	$0.20	9/9/2013

The following table sets forth information with respect to transactions of the Funds in over-the-counter American-style put options, expiring September 2013 and with a $45.00 strike price, respecting shares of Common Stock of the Company:

Fund	Action	Quantity	Price	Trade Date
Partners Qualified L.P.	SS - Sell Short	(1,699)	$1.30	8/21/2013
Partners Qualified L.P.	BC - Buy Cover	1,699	$0.20	9/9/2013
Partners L.P.	SS - Sell Short	(253)	$1.30	8/21/2013
Partners L.P.	BC - Buy Cover	253	$0.20	9/9/2013
Offshore Master Fund L.P.	SS - Sell Short	(4,480)	$1.30	8/21/2013
Offshore Master Fund L.P.	BC - Buy Cover	4,480	$0.20	9/9/2013
Ultra Master Fund L.P.	SS - Sell Short	(2,267)	$1.30	8/21/2013
Ultra Master Fund L.P.	BC - Buy Cover	2,267	$0.20	9/9/2013
TP Reinsurance Co. Ltd.	SS - Sell Short	(951)	$1.30	8/21/2013
TP Reinsurance Co. Ltd.	BC - Buy Cover	951	$0.20	9/9/2013

The following table sets forth information with respect to transactions of the Funds in exchange-traded American-style put options, expiring October 2013 and with a $44.00 strike price, respecting shares of Common Stock of the Company:

Fund	Action	Quantity	Price	Trade Date
Lyxor	SS - Sell Short	(196.00)	$2.05	8/2/2013
Lyxor	SS - Sell Short	(96.00)	$1.15	8/26/2013
Lyxor	BC - Buy Cover	292.00	$0.15	9/25/2013
DBxMarkets	SS - Sell Short	(119.00)	$2.05	8/2/2013
DBxMarkets	SS - Sell Short	(59.00)	$1.15	8/26/2013
DBxMarkets	BC - Buy Cover	178.00	$0.15	9/25/2013

The following table sets forth information with respect to transactions of the Funds in over-the-counter American-style put options, expiring October 2013 and with a $44.00 strike price, respecting shares of Common Stock of the Company:

Fund	Action	Quantity	Price	Trade Date
Partners Qualified L.P.	SS - Sell Short	(339)	$1.95	8/2/2013
Partners Qualified L.P.	SS - Sell Short	(426)	$1.75	8/5/2013
Partners Qualified L.P.	SS - Sell Short	(971)	$1.73	8/6/2013
Partners Qualified L.P.	BC - Buy Cover	29	$2.00	8/15/2013	*
Partners Qualified L.P.	SS - Sell Short	(854)	$1.05	8/26/2013
Partners Qualified L.P.	BC - Buy Cover	2,561	$0.15	9/25/2013
Partners L.P.	SS - Sell Short	(51)	$1.95	8/2/2013
Partners L.P.	SS - Sell Short	(63)	$1.75	8/5/2013
Partners L.P.	SS - Sell Short	(145)	$1.73	8/6/2013
Partners L.P.	BC - Buy Cover	4	$2.00	8/15/2013	*
Partners L.P.	SS - Sell Short	(127)	$1.05	8/26/2013
Partners L.P.	BC - Buy Cover	382	$0.15	9/25/2013
Offshore Master Fund L.P.	SS - Sell Short	(893)	$1.95	8/2/2013
Offshore Master Fund L.P.	SS - Sell Short	(1,122)	$1.75	8/5/2013
Offshore Master Fund L.P.	SS - Sell Short	(2,558)	$1.73	8/6/2013
Offshore Master Fund L.P.	BC - Buy Cover	72	$2.00	8/15/2013	*
Offshore Master Fund L.P.	SS - Sell Short	(2,256)	$1.05	8/26/2013
Offshore Master Fund L.P.	BC - Buy Cover	6,757	$0.15	9/25/2013
Ultra Master Fund L.P.	SS - Sell Short	(456)	$1.95	8/2/2013
Ultra Master Fund L.P.	SS - Sell Short	(573)	$1.75	8/5/2013
Ultra Master Fund L.P.	SS - Sell Short	(1,307)	$1.73	8/6/2013
Ultra Master Fund L.P.	BC - Buy Cover	46	$2.00	8/15/2013	*
Ultra Master Fund L.P.	SS - Sell Short	(1,106)	$1.05	8/26/2013
Ultra Master Fund L.P.	BC - Buy Cover	3,396	$0.15	9/25/2013
TP Reinsurance Co. Ltd.	SS - Sell Short	(153)	$1.95	8/2/2013
TP Reinsurance Co. Ltd.	SS - Sell Short	(191)	$1.75	8/5/2013
TP Reinsurance Co. Ltd.	SS - Sell Short	(437)	$1.73	8/6/2013
TP Reinsurance Co. Ltd.	SS - Sell Short	(151)	$2.00	8/15/2013	*
TP Reinsurance Co. Ltd.	SS - Sell Short	(502)	$1.05	8/26/2013
TP Reinsurance Co. Ltd.	BC - Buy Cover	1,434	$0.15	9/25/2013

The following table sets forth information with respect to transactions of the Funds in exchange-traded American-style put options, expiring October 2013 and with a $45.00 strike price, respecting shares of Common Stock of the Company:

Fund	Action	Quantity	Price	Trade Date
Lyxor	SS - Sell Short	(196)	$2.85	7/31/2013
Lyxor	SS - Sell Short	(123)	$2.52	8/13/2013
Lyxor	BC - Buy Cover	190	$0.05	10/3/2013
Lyxor	BC - Buy Cover	129	$0.10	10/3/2013
DBxMarkets	SS - Sell Short	(119)	$2.85	7/31/2013
DBxMarkets	SS - Sell Short	(77)	$2.52	8/13/2013
DBxMarkets	BC - Buy Cover	125	$0.05	10/3/2013
DBxMarkets	BC - Buy Cover	71	$0.10	10/3/2013

*	Rebalance trade

The following table sets forth information with respect to transactions of the Funds in over-the-counter American-style put options, expiring October 2013 and with a $45.00 strike price, respecting shares of Common Stock of the Company:

Fund	Action	Quantity	Price	Trade Date
Partners Qualified L.P.	SS - Sell Short	(1,741)	$2.60	7/31/2013
Partners Qualified L.P.	BC - Buy Cover	50	$2.53	8/15/2013	*
Partners Qualified L.P.	BC - Buy Cover	1,691	$0.05	10/3/2013
Partners L.P.	SS - Sell Short	(259)	$2.60	7/31/2013
Partners L.P.	BC - Buy Cover	7	$2.53	8/15/2013	*
Partners L.P.	BC - Buy Cover	252	$0.05	10/3/2013
Offshore Master Fund L.P.	SS - Sell Short	(4,590)	$2.60	7/31/2013
Offshore Master Fund L.P.	BC - Buy Cover	129	$2.53	8/15/2013	*
Offshore Master Fund L.P.	BC - Buy Cover	4,461	$0.05	10/3/2013
Ultra Master Fund L.P.	SS - Sell Short	(2,311)	$2.60	7/31/2013
Ultra Master Fund L.P.	BC - Buy Cover	61	$2.53	8/15/2013	*
Ultra Master Fund L.P.	BC - Buy Cover	2,250	$0.05	10/3/2013
TP Reinsurance Co. Ltd.	SS - Sell Short	(784)	$2.60	7/31/2013
TP Reinsurance Co. Ltd.	SS - Sell Short	(247)	$2.53	8/15/2013	*
TP Reinsurance Co. Ltd.	BC - Buy Cover	1,031	$0.05	10/3/2013

The following table sets forth information with respect to transactions of the Funds in over-the-counter American-style put options, expiring October 2013 and with a $45.00 strike price, respecting shares of Common Stock of the Company:

Fund	Action	Quantity	Price	Trade Date
Partners Qualified L.P.	SS - Sell Short	(1,093)	$2.42	8/12/2013
Partners Qualified L.P.	BC - Buy Cover	1,093	$0.10	10/3/2013
Partners L.P.	SS - Sell Short	(163)	$2.42	8/12/2013
Partners L.P.	BC - Buy Cover	163	$0.10	10/3/2013
Offshore Master Fund L.P.	SS - Sell Short	(2,880)	$2.42	8/12/2013
Offshore Master Fund L.P.	BC - Buy Cover	2,880	$0.10	10/3/2013
Ultra Master Fund L.P.	SS - Sell Short	(1,485)	$2.42	8/12/2013
Ultra Master Fund L.P.	BC - Buy Cover	1,485	$0.10	10/3/2013
TP Reinsurance Co. Ltd.	SS - Sell Short	(489)	$2.42	8/12/2013
TP Reinsurance Co. Ltd.	BC - Buy Cover	489	$0.10	10/3/2013

The following table sets forth information with respect to transactions of the Funds in exchange-traded American-style put options, expiring October 2013 and with a $46.00 strike price, respecting shares of Common Stock of the Company:

Fund	Action	Quantity	Price	Trade Date
Lyxor	SS -Sell Short	(97)	$1.50	9/4/2013
Lyxor	BC - Buy Cover	97	$0.15	10/3/2013
DBxMarkets	SS - Sell Short	(58)	$1.50	9/4/2013
DBxMarkets	BC - Buy Cover	58	$0.15	10/3/2013

*	Rebalance trade

The following table sets forth information with respect to transactions of the Funds in over-the-counter American-style put options, expiring October 2013 and with a $46.00 strike price, respecting shares of Common Stock of the Company:

Fund	Action	Quantity	Price	Trade Date
Partners Qualified L.P.	SS - Sell Short	(844)	$1.40	9/4/2013
Partners Qualified L.P.	BC - Buy Cover	844	$0.15	10/3/2013
Partners L.P.	SS - Sell Short	(127)	$1.40	9/4/2013
Partners L.P.	BC - Buy Cover	127	$0.15	10/3/2013
Offshore Master Fund L.P.	SS - Sell Short	(2,241)	$1.40	9/4/2013
Offshore Master Fund L.P.	BC - Buy Cover	2,241	$0.15	10/3/2013
Ultra Master Fund L.P.	SS - Sell Short	(1,155)	$1.40	9/4/2013
Ultra Master Fund L.P.	BC - Buy Cover	1,155	$0.15	10/3/2013
TP Reinsurance Co. Ltd.	SS - Sell Short	(478)	$1.40	9/4/2013
TP Reinsurance Co. Ltd.	BC - Buy Cover	478	$0.15	10/3/2013

SWAP TRANSACTIONS IN SECURITIES OF SOTHEBY’S

The following tables set forth information with respect to transactions of the Funds in equity total return swaps, respecting shares of Common Stock of the Company:

Fund	Action	Quantity	Price	Trade Date
Partners Qualified L.P.	B - Buy	7,000	$44.00	8/12/2013
Partners Qualified L.P.	B - Buy	57,400	$44.18	8/13/2013
Partners Qualified L.P.	B - Buy	24,300	$44.18	8/13/2013
Partners Qualified L.P.	B - Buy	72,700	$45.43	8/14/2013
Partners Qualified L.P.	B - Buy	44,300	$44.86	8/15/2013
Partners Qualified L.P.	B - Buy	6,400	$45.00	8/16/2013
Partners Qualified L.P.	B - Buy	1,300	$44.59	8/19/2013
Partners Qualified L.P.	S - Sell	(14,400)	$46.11	8/30/2013
Partners Qualified L.P.	S - Sell	(199,000)	$49.14	9/30/2013
Partners L.P.	B - Buy	1,000	$44.00	8/12/2013
Partners L.P.	B - Buy	8,600	$44.18	8/13/2013
Partners L.P.	B - Buy	3,600	$44.18	8/13/2013
Partners L.P.	B - Buy	10,800	$45.43	8/14/2013
Partners L.P.	B - Buy	6,700	$44.86	8/15/2013
Partners L.P.	B - Buy	1,000	$45.00	8/16/2013
Partners L.P.	B - Buy	100	$44.59	8/19/2013
Partners L.P.	S - Sell	(200)	$46.11	8/30/2013
Partners L.P.	S - Sell	(31,600)	$49.14	9/30/2013
Offshore Master Fund L.P.	B - Buy	18,300	$44.00	8/12/2013
Offshore Master Fund L.P.	B - Buy	151,812	$44.18	8/13/2013
Offshore Master Fund L.P.	B - Buy	64,004	$44.18	8/13/2013
Offshore Master Fund L.P.	B - Buy	191,700	$45.43	8/14/2013
Offshore Master Fund L.P.	B - Buy	195,684	$44.86	8/15/2013
Offshore Master Fund L.P.	B - Buy	204,900	$45.00	8/16/2013
Offshore Master Fund L.P.	B - Buy	42,300	$44.59	8/19/2013
Offshore Master Fund L.P.	B - Buy	25,000	$45.00	8/21/2013
Offshore Master Fund L.P.	B - Buy	10,200	$46.11	8/30/2013
Offshore Master Fund L.P.	S - Sell	(903,900)	$49.14	9/30/2013
Ultra Master Fund L.P.	B - Buy	5,500	$44.00	8/12/2013

Fund	Action	Quantity	Price	Trade Date
Ultra Master Fund L.P.	B - Buy	76,800	$44.18	8/13/2013
Ultra Master Fund L.P.	B - Buy	32,600	$44.18	8/13/2013
Ultra Master Fund L.P.	B - Buy	98,700	$45.43	8/14/2013
Ultra Master Fund L.P.	B - Buy	59,500	$44.86	8/15/2013
Ultra Master Fund L.P.	B - Buy	8,500	$45.00	8/16/2013
Ultra Master Fund L.P.	B - Buy	1,600	$44.59	8/19/2013
Ultra Master Fund L.P.	B - Buy	5,200	$46.11	8/30/2013
Ultra Master Fund L.P.	S - Sell	(288,400)	$49.14	9/30/2013
TP Reinsurance Co. Ltd.	B - Buy	2,700	$44.00	8/12/2013
TP Reinsurance Co. Ltd.	B - Buy	25,600	$44.18	8/13/2013
TP Reinsurance Co. Ltd.	B - Buy	10,900	$44.18	8/13/2013
TP Reinsurance Co. Ltd.	B - Buy	32,800	$45.43	8/14/2013
TP Reinsurance Co. Ltd.	B - Buy	24,200	$44.86	8/15/2013
TP Reinsurance Co. Ltd.	B - Buy	3,500	$45.00	8/16/2013
TP Reinsurance Co. Ltd.	B - Buy	4,400	$44.59	8/19/2013
TP Reinsurance Co. Ltd.	S - Sell	(700)	$46.11	8/30/2013
TP Reinsurance Co. Ltd.	S - Sell	(103,400)	$49.14	9/30/2013
Lyxor	B - Buy	500	$44.00	8/12/2013
Lyxor	B - Buy	6,400	$44.18	8/13/2013
Lyxor	B - Buy	2,700	$44.18	8/13/2013
Lyxor	B - Buy	8,300	$45.43	8/14/2013
Lyxor	B - Buy	4,900	$44.86	8/15/2013
Lyxor	B - Buy	700	$45.00	8/16/2013
Lyxor	B - Buy	300	$44.59	8/19/2013
Lyxor	S - Sell	(100)	$46.11	8/30/2013
Lyxor	S - Sell	(23,700)	$49.14	9/30/2013
Partners Qualified L.P.	B - Buy	2,600	$46.20	9/3/2013
Partners Qualified L.P.	B - Buy	2,600	$47.57	9/23/2013
Partners Qualified L.P.	S - Sell	(2,600)	$47.57	9/23/2013
Partners Qualified L.P.	S - Sell	(2,600)	$49.15	9/30/2013
Partners L.P.	B - Buy	400	$46.20	9/3/2013
Partners L.P.	B - Buy	400	$47.57	9/23/2013
Partners L.P.	S - Sell	(400)	$47.57	9/23/2013
Partners L.P.	S - Sell	(400)	$49.15	9/30/2013
Offshore Master Fund L.P.	B - Buy	150,000	$44.93	8/21/2013
Offshore Master Fund L.P.	B - Buy	125,000	$44.93	8/21/2013
Offshore Master Fund L.P.	B - Buy	270,000	$45.36	8/22/2013
Offshore Master Fund L.P.	B - Buy	15,000	$45.00	8/22/2013
Offshore Master Fund L.P.	B - Buy	64,700	$46.08	8/30/2013
Offshore Master Fund L.P.	B - Buy	6,700	$46.20	9/3/2013
Offshore Master Fund L.P.	B - Buy	631,400	$47.57	9/23/2013
Offshore Master Fund L.P.	S - Sell	(631,400)	$47.57	9/23/2013
Offshore Master Fund L.P.	S - Sell	(431,400)	$49.15	9/30/2013
Offshore Master Fund L.P.	S - Sell	(200,000)	$49.66	10/1/2013
Ultra Master Fund L.P.	B - Buy	20,300	$46.08	8/30/2013
Ultra Master Fund L.P.	B - Buy	3,500	$46.20	9/3/2013
Ultra Master Fund L.P.	B - Buy	23,800	$47.57	9/23/2013
Ultra Master Fund L.P.	S - Sell	(23,800)	$47.57	9/23/2013
Ultra Master Fund L.P.	S - Sell	(23,800)	$49.15	9/30/2013
TP Reinsurance Co. Ltd.	B - Buy	1,500	$46.20	9/3/2013
TP Reinsurance Co. Ltd.	B - Buy	1,500	$47.57	9/23/2013

Fund	Action	Quantity	Price	Trade Date
TP Reinsurance Co. Ltd.	S - Sell	(1,500)	$47.57	9/23/2013
TP Reinsurance Co. Ltd.	S - Sell	(1,500)	$49.15	9/30/2013
Lyxor	B - Buy	300	$46.20	9/3/2013
Lyxor	B - Buy	300	$47.57	9/23/2013
Lyxor	S - Sell	(300)	$47.57	9/23/2013
Lyxor	S - Sell	(300)	$49.15	9/30/2013
Partners Qualified L.P.	B - Buy	35,200	$45.99	8/16/2013
Partners Qualified L.P.	S - Sell	(35,200)	$49.14	9/30/2013
Partners L.P.	B - Buy	5,200	$45.99	8/16/2013
Partners L.P.	S - Sell	(5,200)	$49.14	9/30/2013
Offshore Master Fund L.P.	B - Buy	92,700	$45.99	8/16/2013
Offshore Master Fund L.P.	B - Buy	14,100	$45.57	8/23/2013
Offshore Master Fund L.P.	B - Buy	900	$46.76	8/29/2013
Offshore Master Fund L.P.	S - Sell	(107,700)	$49.14	9/30/2013
Ultra Master Fund L.P.	B - Buy	47,200	$45.99	8/16/2013
Ultra Master Fund L.P.	S - Sell	(47,200)	$49.14	9/30/2013
TP Reinsurance Co. Ltd.	B - Buy	15,800	$45.99	8/16/2013
TP Reinsurance Co. Ltd.	S - Sell	(15,800)	$49.14	9/30/2013
Lyxor	B - Buy	3,900	$45.99	8/16/2013
Lyxor	S - Sell	(3,900)	$49.14	9/30/2013

IMPORTANT

Please review this proxy statement and the enclosed materials carefully. YOUR VOTE IS VERY IMPORTANT, no matter how many or how few shares you own.

1. If your shares are registered in your own name, please sign, date and mail the enclosed WHITE proxy card to Innisfree in the postage-paid envelope provided, or vote by telephone or Internet, today.

2. If you have previously signed and returned a green proxy card to Sotheby’s, you have every right to change your vote. Only your latest dated proxy card will count. You may revoke any proxy card already sent to Sotheby’s by signing, dating and mailing the enclosed WHITE proxy card in the postage-paid envelope provided or by voting by telephone or Internet. Any proxy may be revoked at any time prior to the 2014 Annual Meeting by delivering a written notice of revocation or a later dated proxy for the 2014 Annual Meeting to Innisfree or by voting in person at the 2014 Annual Meeting. Attendance at the Annual Meeting will not in and of itself constitute a revocation.

3. If your shares are held in the name of a brokerage firm, bank nominee or other institution, only such firm, nominee or other institution can vote your shares and only after receiving your specific instructions. Accordingly, please sign, date and mail the enclosed WHITE voting form in the postage-paid envelope provided, and to ensure that your shares are voted, you should also contact the person responsible for your account and give instructions for a WHITE proxy card to be issued representing your shares.

4. After signing the enclosed WHITE proxy card, do not sign or return Sotheby’s green proxy card unless you intend to change your vote, because only your latest dated proxy card will be counted.

If you have any questions concerning this proxy statement, would like to request additional copies of this proxy statement, or need help voting your shares, please contact our proxy solicitor:

Innisfree M&A Incorporated

501 Madison Avenue, 20th Floor

New York, NY 10022

Stockholders call toll-free: (888) 750-5834

Banks and brokers call collect: (212) 750-5833

PLEASE VOTE TODAY!

SEE REVERSE SIDE

FOR THREE EASY WAYS TO VOTE.

▼  TO VOTE BY MAIL PLEASE DETACH PROXY CARD HERE AND SIGN, DATE AND RETURN IN THE POSTAGE–PAID ENVELOPE PROVIDED  ▼

SOTHEBY’S

2014 ANNUAL MEETING OF STOCKHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF THIRD POINT LLC, THIRD POINT OFFSHORE MASTER FUND L.P., THIRD POINT ULTRA MATER FUND L.P., THIRD POINT PARTNERS L.P., THIRD POINT PARTNERS QUALIFIED L.P., THIRD REINSURANCE CO. LTD., LYXOR/THIRD POINT FUND LIMITED, THIRD POINT ADVISORS LLC, THIRD POINT ADVISORS II LLC, DANIEL S. LOEB, HARRY J. WILSON AND OLIVIER REZA

THE BOARD OF DIRECTORS OF SOTHEBY’S IS NOT SOLICITING THIS PROXY

The undersigned appoint(s) Josh Targoff and Scott Winter, and each of them, as proxies (each and any substitute, a “Proxyholder”) with full power of substitution and with discretionary authority to vote all shares of common stock of Sotheby’s (the “Company”) which the undersigned would be entitled to vote if personally present at the 2014 Annual Meeting of Stockholders of the Company scheduled to be held at 11:00 a.m., Eastern time, on May 6, 2014, and including any adjournments or postponements thereof and at any meeting called in lieu thereof (the “Annual Meeting”) on all matters coming before the Annual Meeting.

The undersigned hereby revokes any other proxy or proxies heretofore given to vote or act with respect to the shares of common stock of the Company held by the undersigned, and hereby ratifies and confirms all action the herein named Proxyholders, their substitutes, or any of them may lawfully take by virtue hereof. Other than the three proposals set forth on the reverse side of this card, the Third Point Entities are not aware of any other matters to be considered at the Annual Meeting. However, should other matters, unknown a reasonable time before the Annual Meeting, be brought before the Annual Meeting, each Proxyholder will vote on such matters in their discretion. If properly executed, this proxy will be voted as directed on the reverse side and each Proxyholder will vote in his or her discretion with respect to any other matters, unknown a reasonable time before the Annual Meeting, as may properly come before the Annual Meeting.

IF NO DIRECTION IS INDICATED WITH RESPECT TO THE PROPOSALS ON THE REVERSE SIDE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES SET FORTH IN PROPOSAL 1 AND YOU WILL BE DEEMED TO HAVE GIVEN A DIRECTION TO “ABSTAIN” FROM VOTING WITH RESPECT TO PROPOSALS 2 AND 3.

IMPORTANT: PLEASE COMPLETE, SIGN, DATE AND MAIL THIS PROXY CARD TODAY!

CONTINUED AND TO BE SIGNED AND DATED ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT

Please take a moment now to vote your shares of Sotheby’s

common stock for the upcoming Annual Meeting of Stockholders.

PLEASE REVIEW THE PROXY STATEMENT

AND VOTE TODAY IN ONE OF THREE WAYS:

1.	Vote by Telephone—Please call toll-free in the U.S. or Canada at 1-866-209-1726, on a touch-tone telephone. If outside the U.S. or Canada, call 1-215-521-1343. Please follow the simple instructions. You will be required to provide the unique control number printed below

OR

2.	Vote by Internet—Please access https://www.proxyvotenow.com/bid, and follow the simple instructions. Please note you must type an “s” after “http”. You will be required to provide the unique control number printed below.

You may vote by telephone or Internet 24 hours a day, 7 days a week. Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you had marked, signed and returned a proxy card.

OR

3.	Vote by Mail—If you do not wish to vote by telephone or over the Internet, please complete, sign, date and return the proxy card in the envelope provided, or mail to: Third Point LLC, c/o Innisfree M&A Incorporated, FDR Station, P.O. Box 5155, New York, NY 10150-5155.

▼  TO VOTE BY MAIL PLEASE DETACH PROXY CARD HERE AND SIGN, DATE AND RETURN IN THE POSTAGE–PAID ENVELOPE PROVIDED  ▼

Please mark	☒
vote as in this example
THE THIRD POINT ENTITIES’ RECOMMEND THAT STOCKHOLDERS VOTE “FOR” ALL OF THE NOMINEES SET FORTH IN PROPOSAL 1.

1. APPROVAL OF THE THIRD POINT ENTITIES’ PROPOSAL TO ELECT DIRECTORS:

Nominees: (01) Daniel S. Loeb (02) Harry J. Wilson (03) Olivier Reza

☐	FOR ALL NOMINEES	☐	WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES	☐	FOR ALL NOMINEES EXCEPT

The Third Point Entities intend to use this proxy to vote (i) “FOR” Messrs. Loeb, Wilson and Reza (the “Third Point Nominees”) and (ii) “FOR” the candidates who have been nominated by the Company to serve as directors other than Robert S. Taubman, Daniel Meyer, and Jessica M. Bibliowicz for whom the Third Point Entities are NOT seeking authority to vote for and WILL NOT exercise any such authority.

NOTE: If you do not wish for your shares to be voted “FOR” a particular Third Point Nominee, mark the “FOR ALL NOMINEES EXCEPT” box and write the surname(s) or number(s) of the nominee(s) you do not support on the line below. Your shares will be voted for the remaining Third Point Nominee(s). You may also withhold authority to vote for one or more additional Company nominees by writing the surname(s) of the nominee(s) below. The Third Point Entities provide no assurance that the Company nominees, if elected, will serve with the Third Point Nominees.

	FOR	AGAINST	ABSTAIN
2. APPROVAL OF THE COMPANY’S PROPOSAL TO RATIFY THE SELECTION OF DELOITTE & TOUCHE LLP AS THE COMPANY’S REGISTERED PUBLIC ACCOUNTING FIRM:	☐	☐	☐
	FOR	AGAINST	ABSTAIN
3. APPROVAL OF THE COMPANY’S PROPOSAL TO APPROVE, ON AN ADVISORY BASIS, THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS:	☐	☐	☐

Date:	2014

(Signature)

(Signature, if held jointly)

(Title, if applicable)

WHEN SHARES ARE HELD JOINTLY, JOINT OWNERS SHOULD EACH SIGN. EXECUTORS, ADMINISTRATORS, TRUSTEES, CORPORATE OFFICERS, ETC., SHOULD INDICATE THE CAPACITY IN WHICH SIGNING. PLEASE SIGN EXACTLY AS NAME(S) APPEAR(S) ON THIS PROXY.